UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04023

Exact name of registrant as specified in charter:	Dryden Municipal Series Fund

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	8/31/2005

Date of reporting period:	8/31/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Dryden Municipal Series Fund/
New York Series

AUGUST 31, 2005	ANNUAL REPORT

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from New York State, New York City, and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

October 14, 2005

Dear Shareholder:

We hope you find the annual report for the New York Series informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Municipal Series Fund/New York Series

Dryden Municipal Series Fund/New York Series	1

Your Series’ Performance

Series objective

The investment objective of the Dryden Municipal Series Fund/New York Series (the Series) is to maximize current income that is exempt from New York State, New York City, and federal income taxes, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Cumulative Total Returns[1] as of 8/31/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	3.60%	29.75%	69.10% (68.81)	160.49% (159.82)
Class B	3.34	28.15	64.26 (63.98)	303.38 (301.65)
Class C	3.09	26.58	60.24 (59.96)	71.57 (71.13)
Class Z	3.86	31.36	N/A	58.51 (58.37)
Lehman Brothers Municipal Bond Index[3]	5.31	36.19	82.55	***
Lipper New York (NY) Muni Debt Funds Avg.[4]	4.96	31.83	69.55	****

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–1.74%	4.47%	4.82% (4.80)	5.97% (5.95)
Class B	–2.80	4.92	4.94 (4.92)	6.81 (6.79)
Class C	0.87	4.83	4.68 (4.66)	4.88 (4.86)
Class Z	2.61	5.61	N/A	5.28 (5.27)
Lehman Brothers Municipal Bond Index[3]	4.05	6.34	6.06	***
Lipper New York (NY) Muni Debt Funds Avg.[4]	3.65	5.65	5.26	****

Distributions and Yields[1] as of 8/31/05
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield[5] at Tax Rates of
			33%	35%
Class A	$0.53	2.53%	4.09%	4.22%
Class B	$0.50	2.39	3.86	3.98
Class C	$0.47	2.14	3.46	3.57
Class Z	$0.56	2.89	4.67	4.82

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.50%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, 1/22/90; Class B, 9/13/84; Class C, 8/1/94; and Class Z, 12/6/96.

3The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

4The Lipper NY Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper NY Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in New York.

5Taxable equivalent yields reflect federal and applicable state tax rates.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total returns as of 8/31/05 are 186.60% for Class A, 426.17% for Class B, 99.42% for Class C, and 66.12% for Class Z. Lehman Brothers Municipal Bond Index Closest Month-End to Inception average annual total returns as of 9/30/05 are 6.91% for Class A, 8.16% for Class B, 6.31% for Class C, and 5.83% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/05 are 163.73% for Class A, 367.48% for Class B, 83.90% for Class C, and 54.87% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/05 are 6.31% for Class A, 7.54% for Class B, 5.52% for Class C, and 4.98% for Class Z.

Dryden Municipal Series Fund/New York Series	3

Your Series’ Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 8/31/05
New York St. Urban Dev. Corp. Rev., Correctional Cap. Facs., A.M.B.A.C., 1/01/08, Zero Coupon	4.2%
New York City, Trans. Auth., 1/1/20, 5.75%	3.6
Triborough Bridge & Tunnel Auth. New York Rev., Ser. B, 11/15/19, 5.50%	3.3
New York St. Mun. Bond Bank Agcy. Spec. Sch. Purp. Rev. Ser. C, 12/01/13, 5.50%	3.2
Metro Trans. Auth., New York Svc. Contract, Ser. B, M.B.I.A., F.S.A., 7/01/23, 5.50%	3.2

Issues are subject to change.

Credit Quality expressed as a percentage of net assets as of 8/31/05
Aaa	43.5%
Aa	14.3
A	35.5
Baa	3.0
Ba	1.3
NR	2.8
Total Investments	100.4
Liabilities in excess of other assets	–0.4
Net Assets	100.0%

Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit quality is subject to change.

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Investment Adviser’s Report

Prudential Investment Management, Inc.

Key national and local factors influence municipal market

The Federal Reserve’s latest campaign to boost short-term interest rates was one of the most significant developments to affect the municipal bond market during the Series’ fiscal year that began September 1, 2004. Important events also occurred at the local level. Economic conditions have improved in New York City, which is currently running budget surpluses. This helped to strengthen New York City’s general obligation (GO) bonds to such an extent that they were upgraded by Moody’s Investors Service Inc. For the 12-month reporting period ended August 31, 2005, the municipal bond market returned 5.31%, outperforming the U.S. Treasury market that returned 4.12%, based on the Lehman Brothers Municipal Bond Index (the Index) and the Lehman Brothers U.S. Treasury Index respectively.

The Series’ holdings were diversified across many sectors of the New York municipal securities market to spread risk. However, an overweight exposure to municipal bonds in the 10-year maturity category was among the key factors that detracted from the Series’ returns, which caused it to underperform the Index. The Series also trailed its Lipper New York Muni Debt Funds Average.

Federal Reserve Chairman notes unusual market behavior

Fed policymakers hoped to gradually withdraw some of the excessive monetary stimulus from the U.S. economy to curb mounting inflationary pressures. They raised the target for the federal funds rate on overnight loans between banks eight times by a quarter percentage point, lifting the key rate from 1.50% to 3.50%. Short-term municipal bond yields rose considerably as these bond yields are the most sensitive to changes in the federal funds rate. (This caused their prices to decline because bond prices move in the opposite direction of their yields.) Overall, intermediate-term municipal bond yields declined slightly while, surprisingly, long-term municipal bond yields declined significantly. Even Fed Chairman Alan Greenspan, while speaking to Congress in February 2005, admitted he was puzzled by the unusual behavior of long-term interest rates in general.

Too large an exposure to intermediate-term municipal bonds

The change in yields created a pronounced flattening in the slope of the municipal bond yield curve, which shows yields on tax-exempt bonds from the shortest to the longest maturities. The change in yields also meant that short- and intermediate-term municipal bonds underperformed long-term municipal bonds for the reporting period. Some of the New York City GO bonds held by the Series detracted from its returns because the bonds have short-term maturity dates.

Dryden Municipal Series Fund/New York Series	5

Investment Adviser’s Report (continued)

As previously mentioned, the Series’ overweight exposure to municipal bonds in the 10-year (intermediate) maturity category hurt its performance relative to the Index. Nevertheless, the Series continues to have an overweight exposure to these bonds for two key reasons:

■	Selling a large amount of these bonds to purchase longer-term municipal bonds would have resulted in realized capital gains that would have lessened the advantage of the Series’ tax-exempt dividend payments.

■	The intermediate-term municipal bonds provided the Series with attractive interest income.

Series comfortable with limited exposure to healthcare sector

Healthcare was among the best performing sectors in the municipal bond market because there was strong investor demand for healthcare bonds due to their relatively attractive yields in what is essentially a low-interest-rate environment. In addition, the sector generally benefited from an absence of major negative credit events. We increased the Series’ healthcare exposure via purchases such as New York State Dormitory Authority bonds issued on behalf of Mt. Sinai Hospital. However, we purposely maintained an underweight exposure to healthcare, even though it detracted from the Series’ performance relative to the Index. The healthcare sector in New York State can turn volatile as many institutions rely heavily on Medicaid revenues, which are subject to state budget cuts.

Tobacco-related bonds had mixed impact on Series

The tobacco-related sector of the municipal bond market remains volatile. However, certain legal developments widely believed to favor tobacco firms helped boost the value of tobacco-related municipal bonds, even though there is no assurance that these rulings will not be overturned, in whole or in part, by another court.

Our investment strategy in the tobacco-related sector had a mixed impact on the Series’ relative performance. The Series benefited from its overweight position in Tobacco Settlement Finance Corporation Asset-Backed bonds, which are described as “double barreled.” This means the bonds are backed by funds paid by tobacco firms that participate in the Master Settlement Agreement (MSA) signed in 1998 and by funds appropriated from the New York State legislature, which would be used only if MSA funds are insufficient to pay debt service on the bonds. The Tobacco Settlement Finance Corporation Asset-Backed bonds performed well, and there is hope that these bonds may be refunded in a similar manner as certain tobacco-related bonds in California. (When bonds are refunded, the issuer typically sets aside U.S. Treasury securities whose interest and principal will be used to pay off the bonds.)

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Tobacco-related municipal bonds backed solely by MSA funds also performed well. We added to the Series’ position by investing in debt securities such as Erie County New York Tobacco Asset-Backed bonds. Even so, the Series still had an underweight exposure to these so-called unenhanced tobacco-related bonds, which detracted from its performance relative to the Index.

Education bonds resilient despite negative ratings outlook

The Series benefited from its exposure to bonds that were issued by the Dutchess County Development Agency on behalf of Bard College. Even though Moody’s Investors Service Inc. assigned the bonds a negative ratings outlook shortly before the reporting period began, the bonds performed well during the reporting period amid strong investor demand for municipal securities with attractive yields.

Dryden Municipal Series Fund/New York Series	7

Fees and Expenses (Unaudited)

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2005, at the beginning of the period, and held through the six-month period ended August 31, 2005.

The Series’ transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Municipal Series Fund/ New York Series		Beginning Account Value March 1, 2005	Ending Account Value August 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,021.02	0.96%	$4.89
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

Class B	Actual	$1,000.00	$1,019.71	1.21%	$6.16
	Hypothetical	$1,000.00	$1,019.11	1.21%	$6.16

Class C	Actual	$1,000.00	$1,018.50	1.46%	$7.43
	Hypothetical	$1,000.00	$1,017.85	1.46%	$7.43

Class Z	Actual	$1,000.00	$1,022.18	0.71%	$3.62
	Hypothetical	$1,000.00	$1,021.63	0.71%	$3.62

* Series expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2005, and divided by the 365 days in the Series’ fiscal year ended August 31, 2005 (to reflect the six-month period).

Dryden Municipal Series Fund/New York Series	9

This Page Intentionally Left Blank

Portfolio of Investments

as of August 31, 2005

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LONG-TERM INVESTMENTS 97.5%

Municipal Bonds
Brookhaven Ind. Dev. Agcy. Civic Fac. Rev., Mem. Hosp. Med. Ctr., Inc., Ser. A	NR	8.125%	11/15/20	$500		$541,895
City of Buffalo, Sch., G.O., Ser. E, F.S.A.	Aaa	6.00	12/01/16	1,100	(e)	1,238,182
Dutchess Cnty. Ind. Dev. Agcy. Civic Fac. Rev., Bard Coll.	A3	5.75	8/01/30	3,500		3,785,915
Erie Cnty. Ind. Dev. Agcy., Sch. Fac. Rev., City of Buffalo Proj., F.S.A.	Aaa	5.75	5/01/24	3,000		3,306,210
Erie Cnty. Tobacco Asset Securitization Corp. Asset Bkd., Ser. A	BBB(d)	5.00	6/01/45	1,000		984,640
Islip Res. Rec., Rev., Ser. B, A.M.B.A.C., A.M.T.	Aaa	7.20	7/01/10	1,745		2,036,450
Metro. Trans. Auth., New York Svc. Contract, C.A.B.S., Ser. 7, M.B.I.A., E.T.M.	Aaa	Zero	7/01/08	4,500	(c)	4,116,330
Ser. A, M.B.I.A.	Aaa	5.50	7/01/20	3,000		3,346,260
Ser. B, M.B.I.A.	Aaa	5.50	7/01/23	5,000		5,577,100
Monroe Cnty. Indl. Dev. Agcy. Civic Fac. Rev., Rfdg. Highland Hosp. Rochester	Baa1	5.00	8/01/22	2,000		2,097,160
New York City Mun. Fin. Auth., UnRfdg., Wtr. & Swr. Sys. Rev., Ser. B	Aa2	6.00	6/15/33	985		1,110,932
New York City Mun. Wtr. Auth. Rev., Ser. F	Aa2	5.00	6/15/29	1,500		1,563,360
New York City Trans. Fin. Auth. Rev., Future Tax Sec., Ser. A	Aa1	5.50	11/01/26	2,650		2,929,178
Ser. B	Aa1	5.50	2/01/17	1,920		2,132,870
Ser. B	Aa1	5.25	8/01/20	4,000		4,427,800
Ser. B	Aa1	5.25	2/01/29	2,500		2,708,950
Ser. B	Aa1	6.00	11/15/29	1,000	(c)	1,134,430
New York City, G.O.,
Ser. A	A1	6.00	5/15/30	890	(c)	1,009,642
Ser. A	A1	6.00	5/15/30	110		122,308
Ser. G	A1	5.875	10/15/14	2,500	(c)	2,678,550

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	11

Portfolio of Investments

as of August 31, 2005 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Ser. I	Aaa	6.10%	4/15/10	$85	(c)	$90,238
Ser. I	Aaa	6.25	4/15/27	5,880	(c)	6,254,262
Ser. J, F.S.A.	Aaa	5.00	3/01/18	2,500		2,731,100
New York St. Dorm. Auth. Lease Rev., Ser. B	A1	5.25	7/01/29	3,000		3,313,560
New York St. Dorm. Auth. Rev.,
City Univ. Sys. Cons., Ser. B	A2	6.00	7/01/14	3,000		3,424,200
City Univ. Sys. Cons., Ser. D, E.T.M.	A2	7.00	7/01/09	1,020	(c)	1,106,629
Mental Hlth. Svcs. Facs. Impvt., Ser. B	A2	6.50	8/15/11	3,000		3,478,770
Mt. Sinai NYU Hlth.	Ba1	5.50	7/01/26	500		510,330
Mt. Sinai NYU Hlth., Ser. C	Ba1	5.50	7/01/26	1,750		1,786,155
Ref. Sec’d. Hosp. Catskill Reg., F.G.I.C.	Aaa	5.25	2/15/17	1,000		1,112,580
Ser. B	A2	5.25	11/15/23	3,000		3,288,300
St. Personal Income-Tax Ed., Ser. A	A1	5.375	3/15/22	2,000	(c)	2,262,420
New York St. Engy. Res. & Dev. Auth. Rev., Brooklyn Union Gas Co., Ser. B, M.B.I.A., A.M.T.	Aaa	6.75	2/01/24	1,825	(e)	1,866,154
New York St. Environ. Facs. Corp., Clean Wtr. & Drinking, Revolving Fds. Pooled Fin., Ser. B	Aaa	5.50	10/15/23	3,750		4,513,350
Poll. Ctrl. Rev., Ser. E	Aaa	6.50	6/15/14	35		35,105
Wtr. Proj., Ser. K	Aaa	5.25	6/15/22	3,000		3,286,170
New York St. Environ. Facs., Wtr. Proj. Rev.	Aaa	5.00	6/15/34	2,000		2,128,560
New York St. Hsg. Fin. Agcy. Rev., St. Univ. Constr., Ser. A, E.T.M.	A2	8.00	5/01/11	3,600	(c)	4,215,924
New York St. Local Gov’t. Assist. Corp., C.A.B.S., Ser. C	A1	Zero	4/01/14	5,882		4,279,508
Ser. E	A1	6.00	4/01/14	3,000		3,513,000
New York St. Mun. Bond Bank Agcy. Spec. Sch. Purp. Rev., Ser. C	A+(d)	5.50	12/01/13	5,070		5,699,694
New York St. Pwr. Auth., Ser. A	Aa2	5.25	11/15/16	3,000		3,325,590
Ser. A	Aa2	5.00	11/15/19	2,500		2,723,400

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

New York St. Thrwy. Auth., Hwy. & Bridge Trust Fd., Gen. Second Ser. B, A.M.B.A.C.	Aaa	5.00%	4/01/21	$2,000		$2,180,160
St. Pers. Income Tax Rev., Trans., Ser. A	A1	5.50	3/15/20	1,000	(c)	1,128,560
Svc. Contract Rev., Local Hwy. & Bridge	A2	5.50	4/01/15	3,000		3,318,390
New York St. Urban Dev. Corp. Rev., Correctional Cap. Facs., A.M.B.A.C., T.C.R.S. CABS	Aaa	Zero	1/01/08	8,000		7,440,800
Port Auth. New York & New Jersey	A1	5.00	3/15/39	3,000		3,178,170
Puerto Rico Comnwlth. Hwy. & Transit Rev., F.G.I.C.	Aaa	5.00	7/01/26	4,000		4,313,520
Puerto Rico Comnwlth., Pub. Impvt. Rfdg., M.B.I.A., G.O.	Aaa	7.00	7/01/10	1,250		1,462,912
Rites P.A. 625, A.M.B.A.C., T.C.R.S.	NR	10.85(g)	7/01/10	3,250	(f)	4,357,145
Puerto Rico Elec. Pwr. Auth. Pwr. Rev., Ser. RR, X.L.C.A.	Aaa	5.00	7/01/25	1,000		1,083,970
Puerto Rico Pub. Bldg. Auth. Rev., Ser. J, A.M.B.A.C.	Aaa	5.00	7/01/36	2,000		2,188,460
Puerto Rico Pub. Fin. Corp., Comnwlth. Approp., Ser. E	Aaa	5.70	8/01/25	2,000	(c)	2,208,080
Suffolk Cnty, Ref., G.O., F.S.A.	Aaa	5.00	6/15/19	2,000		2,191,120
Tobacco Settlement Fin. Corp.,
Ser. A-1	A2	5.50	6/01/14	4,000		4,312,200
Ser. C-1	A2	5.50	6/01/14	1,000		1,078,050
Ser. C-1	A2	5.50	6/01/15	2,000		2,189,100
Triborough Bridge & Tunnel Auth. New York Rev., Ser. B	Aa2	5.00	11/15/32	3,000		3,144,090
Ser. B, M.B.I.A.	Aaa	5.50	11/15/19	5,000		5,895,950
Virgin Islands Pub. Fin. Auth. Rev., Ser. A	BBB(d)	6.50	10/01/24	1,000		1,132,460
Westchester Tobacco Asset Securization Corp.	BBB(d)	5.125	6/01/38	1,000		1,007,940
Yonkers, Ser. B, G.O., M.B.I.A.	Aaa	5.00	8/01/23	2,675		2,887,582
Ser. B, G.O., M.B.I.A.	Aaa	5.00	8/01/24	2,815		3,036,315

Total long-term investments (cost $161,011,698)						171,528,135

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	13

Portfolio of Investments

as of August 31, 2005 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

SHORT-TERM INVESTMENTS 2.9%

Municipal Bonds
New York City Mun. Wtr. Fin.
Auth., Wtr. & Swr. Sys. Rev., Ser. C, F.G.I.C., F.R.D.D. (cost $5,100,000)	VMIG1	2.30%(b)	9/01/05	$5,100	$5,100,000

Total Investments 100.4% (cost $166,111,698; Note 5)					176,628,135
Liabilities in excess of other assets (0.4)%(h)					(623,159)

Net Assets 100%					$176,004,976

(a)	The following abbreviations are used in portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.R.D.D.—Floating Rate (Daily) Demand Note(b).

F.S.A.—Financial Security Assurance.

G.O.—General Obligation.

M.B.I.A.—Municipal Bond Insurance Corporation.

NR—Not Rated by Moody’s or Standard & Poor’s.

T.C.R.S.—Transferable Custodial Receipts.

X.L.C.A.—XL Capital Assurance.

The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

(b)	For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted. The rate in effect is the rate at August 31, 2005.
(c)	Prerefunded issues are secured by escrowed cash and/ or direct U.S. guaranteed obligations.
(d)	Standard & Poor’s Rating.
(e)	Partial principal amount pledged as collateral for financial futures contracts.
(f)	Indicates a security that has been deemed illiquid.
(g)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at August 31, 2005.

See Notes to Financial Statements.

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(h)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts and interest rate swap as follows:

Open futures contracts outstanding at August 31, 2005:

Number of Contracts	Type	Expiration Date	Value at August 31, 2005	Value at Trade Date	Unrealized Appreciation/ Depreciation
	Long Position:
3	U.S. Treasury 2 yr. Note	Dec. 2005	$621,281	$619,039	$2,242

	Short Positions:
52	U.S. Treasury 10 yr. Note	Dec. 2005	$5,828,062	$5,750,104	(77,958)
31	U.S. Treasury 5 yr. Note	Dec. 2005	3,359,625	3,322,404	(37,221)
3	U.S. Treasury Bonds	Dec. 2005	354,094	348,647	(5,447)

					$(118,384)

Interest rate swap agreement outstanding at August 31, 2005:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Floating Rate	Unrealized Appreciation
Morgan Stanley Capital Services, Inc.(i)	03/17/2021	$1,000,000	3.865%	BMA Municipal Swap Index	$13,638

(i)	Portfolio pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	15

Portfolio of Investments

as of August 31, 2005 Cont’d.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2005 were as follows:

Lease Backed Certificate of Participation	24.3%
General Obligation	15.9
Special Tax/Assessment District	13.9
Transportation	11.3
Education	9.7
Pooled Financing	4.5
Tobacco Appropriated	4.3
Power	4.1
Healthcare	3.4
Short-Term Investments	2.9
Water & Sewer	2.7
Solid Waste/Resource Recovery	1.2
Corporate-Backed IDB & PCR	1.1
Tobacco	1.1

Total Investments	100.4
Liabilities in excess of other assets	-0.4

Total	100.0%

Industry classification is subject to change.

See Notes to Financial Statements.

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Financial Statements

AUGUST 31, 2005	ANNUAL REPORT

Dryden Municipal Series Fund/New York Series

Statement of Assets and Liabilities

as of August 31, 2005

Assets
Investments, at value (cost $166,111,698)	$176,628,135
Cash	79,847
Interest receivable	1,898,520
Receivable for Series shares sold	41,453
Unrealized appreciation on interest rate swaps	13,638
Prepaid expenses	1,211

Total assets	178,662,804

Liabilities
Payable for investments purchased	2,150,560
Accrued expenses	128,265
Dividends payable	104,436
Payable for Series shares reacquired	90,035
Management fee payable	74,391
Distribution fee payable	41,450
Due to broker-variation margin	41,281
Transfer agent fee payable	16,248
Deferred trustees’ fees	11,162

Total liabilities	2,657,828

Net Assets	$176,004,976

Net assets were comprised of:
Shares of beneficial interest, at par	$150,953
Paid-in capital in excess of par	163,301,745

163,452,698
Overdistributed net investment income	(70,096)
Accumulated net realized gain on investments	2,210,684
Net unrealized appreciation on investments	10,411,690

Net assets, August 31, 2005	$176,004,976

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($152,972,005 ÷ 13,121,676 shares of beneficial interest issued and outstanding)	$11.66
Maximum sales charge (4% of offering price)	0.49

Maximum offering price to public	$12.15

Class B
Net asset value, offering price and redemption price per share ($17,619,648 ÷ 1,509,996 shares of beneficial interest issued and outstanding)	$11.67

Class C
Net asset value, offering price and and redemption price per share ($2,589,953 ÷ 221,960 shares of beneficial interest issued and outstanding)	$11.67

Class Z
Net asset value, offering price and redemption price per share ($2,823,370 ÷ 241,684 shares of beneficial interest issued and outstanding)	$11.68

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	19

Statement of Operations

Year Ended August 31, 2005

Net Investment Income
Income
Interest	$8,618,131

Expenses
Management fee	916,025
Distribution fee—Class A	392,683
Distribution fee—Class B	99,722
Distribution fee—Class C	19,469
Custodian’s fees and expenses	108,000
Transfer agent’s fees and expenses (including affiliated expenses of $70,000)	84,000
Reports to shareholders	68,000
Registration fees	45,000
Audit fee	25,000
Legal fees and expenses	21,000
Trustees’ fees	15,000
Miscellaneous	9,690

Total expenses	1,803,589

Net investment income	6,814,542

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	1,705,725
Financial futures transactions	400,912

2,106,637

Net change in unrealized appreciation (depreciation) on:
Investments transactions	(2,361,003)
Financial futures contracts	(118,384)
Interest rate swap	13,638

(2,465,749)

Net loss on investments	(359,112)

Net Increase In Net Assets Resulting From Operations	$6,455,430

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment income	$6,814,542	$7,265,118
Net realized gain on investments	2,106,637	2,029,943
Net change in unrealized appreciation (depreciation) on investments	(2,465,749)	1,530,456

Net increase in net assets resulting from operations	6,455,430	10,825,517

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(5,877,055)	(6,149,998)
Class B	(696,095)	(870,154)
Class C	(84,094)	(101,522)
Class Z	(143,294)	(124,514)

	(6,800,538)	(7,246,188)

Distributions from net realized gains
Class A	(1,179,859)	(5,006,915)
Class B	(158,499)	(788,776)
Class C	(20,140)	(95,966)
Class Z	(27,875)	(76,835)

	(1,386,373)	(5,968,492)

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	4,667,594	9,502,271
Net asset value of shares issued in reinvestment of dividends and distributions	4,963,823	8,240,767
Cost of shares reacquired	(23,021,269)	(31,140,493)

Net decrease in net assets from Series share transactions	(13,389,852)	(13,397,455)

Total decrease	(15,121,333)	(15,786,618)

Net Assets
Beginning of year	191,126,309	206,912,927

End of year	$176,004,976	$191,126,309

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	21

Notes to Financial Statements

Dryden Municipal Series Fund (the “Fund”), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of four series. These financial statements relate only to New York Series (the “Series”). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations in September 1984. The Series is diversified and its investment objective is to maximize current income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital, and in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The Series seeks to achieve the objective by investing primarily in New York State, municipal and local government obligations and obligations of other qualifying issuers. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market marker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if

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there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the subadviser, does not represent fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Dryden Municipal Series Fund/New York Series	23

Notes to Financial Statements

Cont’d

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities, which the Series currently owns or intends to purchase. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Series, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Swaps: The Series may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Series enters into interest rate swap agreements to manage its

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exposure to interest rates. Interest rate swap agreements involve the exchange by the Series with another party of their respective commitments to pay or receive interest and may involve payment/receipt of a premium at the time of initiation of the swap agreement. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Series’ cost basis in the swap and the proceeds of the closing transaction, including any fees.

The Series is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

Written options, financial futures contracts and interest rate swap contracts may involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Inverse Floaters: The Series invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Restricted Securities: The Series may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on security transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortize premiums and accrete discounts on debt securities as adjustments to interest income. Expenses are recorded on the accrual basis.

Dryden Municipal Series Fund/New York Series	25

Notes to Financial Statements

Cont’d

Net investment income (loss) (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares dividends from net investment income daily and pays such dividends monthly. Distributions of net capital gains, if any, are made annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc.(“PIM”). The subadvisory agreement provides

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that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the first $ billion and 0.45 of 1% over $1 billion of average daily net assets of the Series. The effective management fee rate was .50 of 1% for the year ended August 31, 2005.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares, pursuant to a plan of distribution, (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and up to 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% for the Class A and Class C shares, respectively.

PIMS has advised the Series that it received approximately $19,900 in front-end sales charges resulting from sales of Class A shares for the year ended August 31, 2005. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 2005, it received approximately $30,700 and $200 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. For the period May 1, 2004 through October 29, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the

Dryden Municipal Series Fund/New York Series	27

Notes to Financial Statements

Cont’d

SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration of the revised SCA is October 28, 2005. The Series did not borrow any amounts pursuant to the SCA during the fiscal year ended August 31, 2005.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended August 31, 2005, the Series incurred approximately $16,500 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and written options, for the year ended August 31, 2005, were $25,867,822 and $36,515,444 respectively.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments.

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For the year ended August 31, 2005, the adjustments were to increase overdistributed net investment income and increase accumulated net realized gain by $14,004 due to the difference in the treatment of accreting market discount and premium amortization between financial and tax reporting. Net investment income, net realized losses and net assets were not affected by this change.

Tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, are as follows:

Year Ended August 31,	Tax Exempt Income	Ordinary Income	Long-Term Capital-Gains	Total Distributions
2005	$6,800,538	$7,968	$1,378,405	$8,186,911
2004	$7,246,188	$372,862	$5,595,630	$13,214,680

As of August 31, 2005, the accumulated undistributed earnings on a tax basis were $45,502 of tax-exempt income (includes a timing difference of $104,436 for dividends payable), $130,169 of ordinary income and $1,841,180 of long-term capital gains.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of August 31, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$165,990,748	$10,637,414	$27	$10,637,387	$13,638	$10,651,025

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of premium amortization for book and tax purposes. The other cost basis adjustment was primarily attributable to appreciation on swaps.

Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge (CDSC) of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also

Dryden Municipal Series Fund/New York Series	29

Notes to Financial Statements

Cont’d

available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2005:
Shares sold	255,276	$2,972,633
Shares issued in reinvestment of dividends and distributions	362,276	4,226,911
Shares reacquired	(1,539,240)	(17,944,854)

Net increase (decrease) in shares outstanding before conversion	(921,688)	(10,745,310)
Shares issued upon conversion from Class B	265,793	3,099,890

Net increase (decrease) in shares outstanding	(655,895)	$(7,645,420)

Year ended August 31, 2004:
Shares sold	482,587	$5,696,410
Shares issued in reinvestment of dividends and distributions	591,864	6,988,588
Shares reacquired	(2,076,800)	(24,473,639)

Net increase (decrease) in shares outstanding before conversion	(1,002,349)	(11,788,641)
Shares issued upon conversion from Class B	362,003	4,304,980

Net increase (decrease) in shares outstanding	(640,346)	$(7,483,661)

Class B
Year ended August 31, 2005:
Shares sold	56,819	$665,533
Shares issued in reinvestment of dividends and distributions	43,012	502,372
Shares reacquired	(232,904)	(2,714,057)

Net increase (decrease) in shares outstanding before conversion	(133,073)	(1,546,152)
Shares reacquired upon conversion into Class A	(265,566)	(3,099,890)

Net increase (decrease) in shares outstanding	(398,639)	$(4,646,042)

Year ended August 31, 2004:
Shares sold	115,636	$1,371,214
Shares issued in reinvestment of dividends and distributions	83,721	989,793
Shares reacquired	(402,825)	(4,761,234)

Net increase (decrease) in shares outstanding before conversion	(203,468)	(2,400,227)
Shares reacquired upon conversion into Class A	(361,699)	(4,304,980)

Net increase (decrease) in shares outstanding	(565,167)	$(6,705,207)

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Class C	Shares	Amount
Year ended August 31, 2005:
Shares sold	32,286	$373,976
Shares issued in reinvestment of dividends and distributions	6,932	80,935
Shares reacquired	(53,647)	(627,811)

Net increase (decrease) in shares outstanding	(14,429)	$(172,900)

Year ended August 31, 2004:
Shares sold	19,076	$226,309
Shares issued in reinvestment of dividends and distributions	12,391	146,471
Shares reacquired	(71,318)	(828,686)

Net increase (decrease) in shares outstanding	(39,851)	$(455,906)

Class Z
Year ended August 31, 2005:
Shares sold	56,399	$655,452
Shares issued in reinvestment of dividends and distributions	13,154	153,605
Shares reacquired	(148,089)	(1,734,547)

Net increase (decrease) in shares outstanding	(78,536)	$(925,490)

Year ended August 31, 2004:
Shares sold	185,010	$2,208,338
Shares issued in reinvestment of dividends and distributions	9,799	115,915
Shares reacquired	(92,335)	(1,076,934)

Net increase (decrease) in shares outstanding	102,474	$1,247,319

Dryden Municipal Series Fund/New York Series	31

Financial Highlights

Class A
Year Ended August 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.77

Income from investment operations
Net investment income	.44
Net realized and unrealized gain (loss) on investment transactions	(.02)

Total from investment operations	.42

Less Dividends and Distributions
Dividends from net investment income	(.44)
Distributions from net realized gains	(.09)

Total dividends and distributions	(.53)

Net asset value, end of year	$11.66

Total Return(a):	3.60%
Ratios/Supplemental Data:
Net assets, end of year (000)	$152,972
Average net assets (000)	$157,073
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	.96%
Expenses, excluding distribution and service (12b-1) fees	.71%
Net investment income	3.75%
For Class A, B, C and Z shares:
Portfolio turnover rate	15%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Effective September 1, 2001 the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and beegan accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.38% to 4.39%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(c)	The distributor of the Series has contractually agreed to limit its distribution and Service (12b-1) fees to .25 of 1% of the average daily net assets of Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended August 31,
2004	2003	2002(b)	2001

$11.90	$12.22	$12.24	$11.60

.43	.48	.53	.56
.22	(.21)	.03	.64

.65	.27	.56	1.20

(.43)	(.47)	(.53)	(.56)
(.35)	(.12)	(.05)	—

(.78)	(.59)	(.58)	(.56)

$11.77	$11.90	$12.22	$12.24

5.61%	2.31%	4.76%	10.65%

$162,094	$171,573	$182,062	$191,678
$167,679	$179,559	$182,312	$189,204

.93%	.91%	.91%	.89%
.68%	.66%	.66%	.64%
3.68%	3.94%	4.39%	4.77%

45%	39%	23%	27%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	33

Financial Highlights

Cont’d

Class B
Year Ended August 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.78

Income from investment operations
Net investment income	.41
Net realized and unrealized gain (loss) on investment transactions	(.02)

Total from investment operations	.39

Less Dividends and Distributions
Dividends from net investment income	(.41)
Distributions from net realized gains	(.09)

Total dividends and distributions	(.50)

Net asset value, end of year	$11.67

Total Return(a):	3.34%
Ratios/Supplemental Data:
Net assets, end of year (000)	$17,620
Average net assets (000)	$19,944
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.21%
Expenses, excluding distribution and service (12b-1) fees	.71%
Net investment income	3.50%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.13% to 4.15%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class B
Year Ended August 31,
2004	2003	2002(b)	2001

$11.91	$12.23	$12.24	$11.61

.40	.45	.50	.53
.22	(.21)	.04	.63

.62	.24	.54	1.16

(.40)	(.44)	(.50)	(.53)
(.35)	(.12)	(.05)	—

(.75)	(.56)	(.55)	(.53)

$11.78	$11.91	$12.23	$12.24

5.35%	2.05%	4.59%	10.28%

$22,475	$29,456	$35,863	$38,829
$25,463	$33,825	$35,927	$42,212

1.18%	1.16%	1.16%	1.14%
.68%	.66%	.66%	.64%
3.43%	3.69%	4.15%	4.53%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	35

Financial Highlights

Cont’d

Class C
Year Ended August 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.78

Income from investment operations
Net investment income	.38
Net realized and unrealized gain (loss) on investment transactions	(.02)

Total from investment operations	.36

Less Dividends and Distributions
Dividends from net investment income	(.38)
Distributions from net realized gains	(.09)

Total dividends and distributions	(.47)

Net asset value, end of year	$11.67

Total Return(a):	3.09%
Ratios/Supplemental Data:
Net assets, end of year (000)	$2,590
Average net assets (000)	$2,596
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.46%
Expenses, excluding distribution and service (12b-1) fees	.71%
Net investment income	3.25%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratios of the net investment income from 3.88% to 3.89%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presention.
(c)	The distributor of the Series has contractually agreed to limit its distribution and Service (12b-1) fees to .75 of 1% of the average daily net assets of Class C shares.

See Notes to Financial Statements.

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Class C
Year Ended August 31,
2004	2003	2002(b)	2001

$11.91	$12.23	$12.24	$11.61

.37	.42	.47	.50
.22	(.21)	.04	.63

.59	.21	.51	1.13

(.37)	(.41)	(.47)	(.50)
(.35)	(.12)	(.05)	—

(.72)	(.53)	(.52)	(.50)

$11.78	$11.91	$12.23	$12.24

5.09%	1.80%	4.34%	10.01%

$2,784	$3,289	$3,455	$2,766
$3,207	$3,503	$2,992	$2,171

1.43%	1.41%	1.41%	1.39%
.68%	.66%	.66%	.64%
3.17%	3.45%	3.89%	4.26%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	37

Financial Highlights

Cont’d

Class Z
Year Ended August 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.79

Income from investment operations
Net investment income	.47
Net realized and unrealized gain (loss) on investments transactions	(.02)

Total from investment operations	.45

Less Dividends and Distributions
Dividends from net investment income	(.47)
Distributions from net realized gains	(.09)

Total dividends and distributions	(.56)

Net asset value, end of year	$11.68

Total Return(a):	3.86%
Ratios/Supplemental Data:
Net assets, end of year (000)	$2,823
Average net assets (000)	$3,592
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	0.71%
Expenses, excluding distribution and service (12b-1) fees	0.71%
Net investment income	4.00%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005. There was no effect of this change to the ratio of net investment income. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class Z
Year Ended August 31,
2004	2003	2002(b)	2001

$11.92	$12.24	$12.25	$11.62

.47	.52	.56	.59
.21	(.21)	.04	.63

.68	.31	.60	1.22

(.46)	(.51)	(.56)	(.59)
(.35)	(.12)	(.05)	—

(.81)	(.63)	(.61)	(.59)

$11.79	$11.92	$12.24	$12.25

5.87%	2.56%	5.10%	10.82%

$3,774	$2,595	$2,984	$1,775
$3,177	$2,828	$2,385	$1,008

.68%	.66%	.66%	.64%
.68%	.66%	.66%	.64%
3.93%	4.19%	4.62%	4.98%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New York Series	39

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Dryden Municipal Series Fund—New York Series:

We have audited the accompanying statement of assets and liabilities of the Dryden Municipal Series Fund—New York Series (one of the portfolios constituting Dryden Municipal Series Fund, hereafter referred to as the “Series”), including the portfolio of investments, as of August 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended August 31, 2004 were audited by another independent registered public accounting firm, whose report dated October 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series as of August 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 25, 2005

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (August 31, 2005) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2005, dividends paid from net investment income totalling $.44 per Class A share, $.41 per Class B share, $.38 per Class C share and $.47 per Class Z were all federally tax-exempt interest dividends. The Fund also paid dividends from short-term capital gain of $.0005 per Class A, B, C and Z shares which are taxable as ordinary income. In addition, the Fund paid long-term capital gain distributions of $.0865 per Class A, B, C and Z share. Further, we wish to advise you that 0% of the ordinary income dividend paid in the fiscal year ended August 31, 2005 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2006, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar 2005.

Dryden Municipal Series Fund/New York Series	41

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (53), Trustee since 2005(3) Oversees 88 portfolios in Fund complex

Principal Occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd.; formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (since September 2002) and Simon Property Group, Inc. (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Trustee since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999- December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Trustee since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers, Vice-Chairman of Continental Telecom and Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Trustee since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Trustee since 1993(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

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Robin B. Smith (66), Trustee since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Trustee since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (66), Trustee since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (57), President since 2003 and Trustee since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of PI; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of PI; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (58), Vice President and Trustee since 1996(3) Oversees 160 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (52), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Dryden Municipal Series Fund/New York Series	43

Management of the Fund

(Unaudited) Cont’d.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Deborah A. Docs (47), Secretary since 1998(3)

Principal occupations (last 5 years): Vice President and Corporates Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Maryanne Ryan (41), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities Corporation; Vice President and Bank Secrecy Act Officer (since July 2002) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of PI.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

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Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Dryden Municipal Series Fund oversees the management of the New York Series (the “Fund”), and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including a majority of the Independent Trustees, met on May 24, 2005 and June 23, 2005 and approved the renewal of the agreements through July 31, 2006, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meeting, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. Peer Universes and Peer Groups are mutual funds grouped by investment style. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 24, 2005 and June 23, 2005.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Dryden Municipal Series Fund/New York Series

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of New York Series

The Board received and considered information about the Fund’s historical performance, noting that, for periods ending December 31, 2004, the Fund had achieved performance that was in the third quartile over a one-year period and performance that was in the fourth quartile over three-year and five-year periods in relation to the group of comparable funds in a Peer Universe. The Board noted that

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performance differences among the mutual funds included in the Peer Universe were quite small, and that the difference between the Fund’s performance and second quartile results was less than 30 basis points. The Board also noted that the Fund’s underperformance was primarily attributable to a decision by PIM to maintain positions in short- and intermediate-duration bonds in order to avoid realizing capital gains, and to the decision to underweight the tobacco sector, which performed well for the period. The Board noted that PIM had begun to implement strategies in order to address the Fund’s underperformance, and that PIM had recently hired a new lead portfolio manager.

The Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements and to continue to monitor the steps being taken to improve performance as well as the performance record being developed by the new lead portfolio manager.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee of 0.500% ranked in the third quartile in its Peer Group. The Board concluded that, in light of the changes being implemented by PIM, it was reasonable to renew the management and subadvisory agreements at their current fee levels, while continuing to monitor the performance of the Fund.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular investment manager, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the investment manager’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Dryden Municipal Series Fund/New York Series

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	–0.54%	4.49%	4.96% (4.95)	6.05% (6.03)
Class B	–1.61	4.92	5.09 (5.07)	6.88 (6.86)
Class C	2.09	4.83	4.83 (4.81)	4.99 (4.97)
Class Z	3.86	5.61	N/A	5.41 (5.40)

Average Annual Total Returns (Without Sales Charges) as of 8/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	3.60%	5.35%	5.39% (5.38)	6.33% (6.31)
Class B	3.34	5.09	5.09 (5.07)	6.88 (6.86)
Class C	3.09	4.83	4.83 (4.81)	4.99 (4.97)
Class Z	3.86	5.61	N/A	5.41 (5.40)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, 1/22/90; Class B, 9/13/84; Class C, 8/1/94; and Class Z, 12/6/96.

The graph compares a $10,000 investment in the Dryden Municipal Series Fund/New York Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1995) and the account values at the end of the current fiscal year (August 31, 2005), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Series. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for 12 months from the date of purchase and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Series’ returns would have been lower, as indicated in parentheses.

Dryden Municipal Series Fund/New York Series

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Series’ investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Series’ website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan,
Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISOR	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN Through September 11, 2005	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171
Effective September 12, 2005	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

An investor should consider the investment objectives, risks, charges, and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Municipal Series Fund/New York Series, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Series’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Series will provide a full list of its portfolio holdings as of the end of each month on its website at www.jennisondryden.com approximately 30 days after the end of the month.

The Series’ Statement of Additional Information contains additional information about the Series’ Trustees and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Municipal Series Fund/New York Series
Share Class	A	B	C	Z
NASDAQ	PMNYX	PBNYX	PCNYX	PNYZX
CUSIP	262468812	262468796	262468788	262468770

MF122E    IFS-A110268    Ed. 10/2005

Dryden Municipal Series Fund/Pennsylvania Series

AUGUST 31, 2005	ANNUAL REPORT

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from the Commonwealth of Pennsylvania personal income tax and federal income tax, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

October 14, 2005

Dear Shareholder:

We hope you find the annual report for the Pennsylvania Series informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Municipal Series Fund/Pennsylvania Series

Dryden Municipal Series Fund/Pennsylvania Series	1

Your Series’ Performance

Series objective

The investment objective of the Dryden Municipal Series Fund/Pennsylvania Series (the Series) is to maximize current income that is exempt from the Commonwealth of Pennsylvania personal income tax and federal income tax, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Cumulative Total Returns[1] as of 8/31/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	4.18%	31.24%	67.47% (67.14)	154.35% (153.36)
Class B	3.82	29.50	62.37 (62.06)	186.98 (176.32)
Class C	3.56	27.90	58.36 (58.05)	69.14 (68.81)
Lehman Brothers Municipal Bond Index[3]	5.31	36.19	82.55	***
Lipper Pennsylvania (PA) Muni Debt Funds Avg.[4]	5.05	30.89	66.97	****

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–1.26%	4.69%	4.75% (4.72)	5.81% (5.78)
Class B	–2.25	5.12	4.86 (4.84)	5.83 (5.60)
Class C	1.35	5.00	4.59 (4.57)	4.75 (4.73)
Lehman Brothers Municipal Bond Index[3]	4.05	6.34	6.06	***
Lipper Pennsylvania (PA) Muni Debt Funds Avg.[4]	3.85	5.50	5.11	****

Distributions and Yields[1] as of 8/31/05
			Taxable Equivalent 30-Day Yield[5] at Tax Rates of
	Total Distributions Paid for 12 Months	30-Day SEC Yield	33%	35%
Class A	$0.40	2.60%	4.00%	4.13%
Class B	$0.37	2.46	3.79	3.90
Class C	$0.35	2.21	3.40	3.51

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.3%, 0.5%, and 1.0% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Series’ returns would have been lower, as indicated in parentheses.

2Inception dates: Class A, 1/22/90; Class B, 4/3/87; and Class C, 8/1/94.

3The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

4The Lipper PA Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper PA Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in Pennsylvania.

5Taxable equivalent yields reflect federal and applicable state tax rates.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total returns as of 8/31/05 are 186.60% for Class A, 245.03% for Class B, and 99.42% for Class C. Lehman Brothers Municipal Bond Index Closest Month-End to Inception average annual total returns as of 9/30/05 are 6.91% for Class A, 6.88% for Class B, and 6.31% for Class C.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/05 are 163.52% for Class A, 206.89% for Class B, and 80.45% for Class C. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/05 are 6.32% for Class A, 6.19% for Class B, and 5.35% for Class C.

Dryden Municipal Series Fund/Pennsylvania Series	3

Your Series’ Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 8/31/05
Pittsburgh Wtr. & Swr. Auth., Wtr. & Swr. Sys. Rev., Ser. A, F.G.I.C., 9/01/13, 6.50%	3.5%
Pennsylvania St. Ind. Dev. Auth. Rev., Econ. Dev., A.M.B.A.C., 7/01/17, 5.50%	3.4
Philadelphia Mun. Auth. Rev., Lease, Ser. A, F.S.A., 5/15/13, 5.25%	3.3
Canon McMillan Sch. Dist., Ser. B, F.G.I.C., G.O., 12/01/29, 5.50%	2.4
Montgomery Cnty., G.O., 9/15/16, 5.25%	2.4

Issues are subject to change.

Credit Quality expressed as a percentage of net assets as of 8/31/05
Aaa	73.3%
Aa	3.4
A	8.4
Baa	7.3
NR	5.7
Total Investments	98.1
Other assets in excess of liabilities	1.9
Net Assets	100.0%

Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit quality is subject to change.

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Investment Adviser’s Report

Prudential Investment Management, Inc.

Key national and local factors influence municipal market

The Federal Reserve’s latest campaign to boost short-term interest rates was one of the most significant developments to affect the municipal bond market during the Series’ fiscal year that began September 1, 2004. At the local level, Pennsylvania continued its sound financial management practices, which, in combination with its moderate debt burden, supported a stable credit-rating environment for its general obligation (GO) bonds. For the 12-month reporting period ended August 31, 2005, the municipal bond market returned 5.31%, outperforming the U.S. Treasury market that returned 4.12%, based on the Lehman Brothers Municipal Bond Index (the Index) and the Lehman Brothers U.S. Treasury Index respectively.

The Series’ holdings were diversified across many sectors of the Pennsylvania municipal securities market to spread risk. However, an overweight exposure to municipal bonds in the 10-year maturity category and an underweight exposure to the healthcare sector detracted from the Series’ returns, which caused it to underperform the Index. The Series also trailed its Lipper Pennsylvania Muni Debt Funds Average.

Federal Reserve Chairman notes unusual market behavior

Fed policymakers hoped to gradually withdraw some of the excessive monetary stimulus from the U.S. economy to curb mounting inflationary pressures. They raised the target for the federal funds rate on overnight loans between banks eight times by a quarter percentage point, lifting the key rate from 1.50% to 3.50%. Short-term municipal bond yields rose considerably as these bond yields are the most sensitive to changes in the federal funds rate. (This caused their prices to decline because bond prices move in the opposite direction of their yields.) Overall, intermediate-term municipal bond yields declined slightly while, surprisingly, long-term municipal bond yields declined significantly. Even Fed Chairman Alan Greenspan, while speaking to Congress in February 2005, admitted he was puzzled by the unusual behavior of long-term interest rates in general.

Too large an exposure to short- and intermediate-term bonds

The change in yields created a pronounced flattening in the slope of the municipal bond yield curve, which shows yields on tax-exempt bonds from the shortest to the longest maturities. The change in yields also meant that short- and intermediate-term municipal bonds underperformed long-term municipal bonds for the reporting period. Among the Series’ largest holdings were short-term Commonwealth of Puerto Rico GO bonds that detracted from the Series’ performance. (The Series invests in Puerto Rico bonds because their interest income is fully tax exempt in all states.)

Dryden Municipal Series Fund/Pennsylvania Series	5

Investment Adviser’s Report (continued)

As previously mentioned, the Series’ overweight exposure to municipal bonds in the 10-year (intermediate) maturity category hurt its performance relative to the Index. Nevertheless, the Series continues to have an overweight exposure to these bonds for two key reasons:

■	Selling a large amount of these bonds to purchase longer-term municipal bonds would have resulted in realized capital gains that would have lessened the advantage of the Series’ tax-exempt dividend payments.

■	The intermediate-term municipal bonds provided the Series with attractive interest income.

The Series held too few healthcare bonds

Healthcare was among the best performing sectors in the municipal bond market as investors sought the bonds for their relatively attractive yields in what was essentially a low-interest-rate environment. In addition, the sector generally benefited from an absence of major negative credit events. While the Series had a considerable position in healthcare bonds, its exposure was still smaller than that of the Index, which detracted from its performance relative to the Index.

Industrial development bonds were a positive for the Series

As the U.S. economy expanded at a respectable pace during the reporting period, there was strong demand for municipal bonds in the industrial development sector, which are issued to promote the expansion of local businesses. Companies’ financial health or conditions in their industries as a whole greatly affect how industrial development bonds perform. The Series held bonds of the Philadelphia Pennsylvania Authority for Industrial Development that were issued on behalf of Aero Philadelphia LLC to finance an air cargo facility at Philadelphia International Airport. We were able to take profits on some of these bonds, which performed well due to a strong demand for air cargo services to quickly transport goods over long distances.

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Fees and Expenses (Unaudited)

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2005, at the beginning of the period, and held through the six-month period ended August 31, 2005.

The Series’ transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and

Dryden Municipal Series Fund/Pennsylvania Series	7

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Municipal Series Fund/ Pennsylvania Series		Beginning Account Value March 1, 2005	Ending Account Value August 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,022.38	1.02%	$5.20
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

Class B	Actual	$1,000.00	$1,020.21	1.27%	$6.47
	Hypothetical	$1,000.00	$1,018.80	1.27%	$6.46

Class C	Actual	$1,000.00	$1,018.90	1.52%	$7.73
	Hypothetical	$1,000.00	$1,017.54	1.52%	$7.73

* Series expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2005, and divided by the 365 days in the Series’ fiscal year ended August 31, 2005 (to reflect the six-month period).

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Portfolio of Investments

as of August 31, 2005

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LONG-TERM INVESTMENTS 98.1%

Municipal Bonds
Allegheny Cnty. Hosp. Dev. Auth. Rev., Allegheny Gen. Hosp. Proj., Ser. A, M.B.I.A.	Aaa	6.25%	9/01/20	$1,750	(b)	$1,861,825
Allegheny Cnty. Ind. Dev. Auth. Rev., USX Proj., Ser. A	Baa1	6.70	12/01/20	1,500		1,521,105
Allegheny Cnty. San. Auth. Swr. Rev.,
M.B.I.A.	Aaa	5.375	12/01/17	2,000		2,228,440
M.B.I.A.	Aaa	5.50	12/01/20	2,500	(b)	2,777,275
M.B.I.A.	Aaa	5.50	12/01/30	2,540	(b)	2,821,711
Unrefunded Balance, M.B.I.A.	Aaa	5.50	12/01/30	460		506,184
Allentown Area Hosp. Auth. Rev., Sacred Heart Hosp. of Allentown, Ser. B	Baa3	6.75	11/15/15	500		519,500
Allentown, G.O., F.G.I.C.	Aaa	5.00	10/01/22	1,350		1,461,767
Armstrong Cnty., G.O., M.B.I.A.	Aaa	5.40	6/01/31	2,000		2,176,260
Bensalem Twnshp. Sch. Dist., G.O., F.G.I.C.	Aaa	5.00	8/15/20	1,375		1,472,391
Berks Cnty. Mun. Auth. Hosp. Rev., Reading Hosp. Med. Ctr. Proj., M.B.I.A.	Aaa	5.70	10/01/14	1,250		1,438,213
Bristol Boro Sch. Dist., G.O., F.S.A.	Aaa	5.25	3/01/31	1,000		1,095,290
Bucks Cnty. Wtr. & Swr. Auth. Rev., Ser. A, A.M.B.A.C.	Aaa	5.375	6/01/16	1,080		1,196,640
Butler Cnty., G.O., F.G.I.C.	Aaa	5.25	7/15/22	1,000	(b)	1,120,050
Canon McMillan Sch. Dist., Ser. B, F.G.I.C., G.O.	Aaa	5.50	12/01/29	3,000	(e)	3,276,270
Central Bucks Sch. Dist., G.O.,
M.B.I.A.	Aaa	5.00	5/15/15	2,000		2,186,860
M.B.I.A.	Aaa	5.00	5/15/16	2,000		2,184,040
Chambersburg Area Sch. Dist., G.O., F.S.A.	Aaa	5.00	3/01/24	1,000		1,064,910
Chartiers Valley Sch. Dist., Ser. A, G.O., F.S.A.	Aaa	5.00	10/15/22	2,570		2,776,936
Dauphin Cnty., G.O., Ser. 2, A.M.B.A.C.	Aaa	5.50	11/15/15	1,295	(b)	1,444,132
Delaware Cnty. Auth. Rev., Dunwoody Vlge. Proj.	A-(c)	6.25	4/01/30	1,000		1,064,040

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	9

Portfolio of Investments

as of August 31, 2005 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Delaware River Port Auth. PA & NJ Rev.,
F.G.I.C.	Aaa	5.40%	1/01/16	$2,750		$2,826,092
Port Dist. Proj., Ser. B, F.S.A.	Aaa	5.70	1/01/22	1,000		1,091,470
Easton Area Sch. Dist., G.O., F.G.I.C.	Aaa	5.00	3/15/15	2,360		2,576,412
Erie Parking Auth. Facs. Rev. Gtd., F.S.A.	Aaa	5.00	9/01/26	1,000		1,064,370
Greater Johnstown Sch. Dist., G.O., Ser. B, M.B.I.A.	Aaa	5.50	8/01/17	1,250		1,391,013
Kennett Cons. Sch. Dist., G.O., Ser. A, F.G.I.C.	Aaa	5.50	2/15/16	1,035		1,153,031
Lancaster Cnty. Hosp. Auth. Rev., Gen. Hosp. Proj.	A(c)	5.50	3/15/26	1,500		1,598,130
Lancaster Ind. Dev. Auth. Rev., Garden Spot Vlge. Proj., Ser. A	NR	7.625	5/01/31	1,000		1,101,830
Lebanon Cnty. Hlth. Facs. Auth. Rev., Good Samaritan Hosp. Proj.	Baa1	6.00	11/15/35	1,000		1,088,380
Lehigh Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev., Rfdg. Elec. Util. Corp. Proj., F.G.I.C.	Aaa	4.75	2/15/27	1,000		1,034,640
Monroe Cnty. Hosp. Auth. Rev., Pocono Med. Ctr.	BBB+(c)	6.00	1/01/43	750		810,465
Montgomery Cnty., G.O.,	Aaa	5.25	9/15/16	2,895		3,171,878
Northampton Cnty. Higher Ed. Auth. Rev., Moravian Coll., A.M.B.A.C.	Aaa	6.25	7/01/11	2,195		2,474,797
Owen J. Roberts Sch. Dist., G.O., F.S.A.	Aaa	5.50	8/15/19	1,520		1,702,233
Pennridge Sch. Dist., G.O., M.B.I.A.	Aaa	5.125	2/15/19	1,610		1,762,660
Pennsylvania Econ. Dev. Fin. Auth. Res. Recov. Rev.
Rfdg. Colver Proj., Ser. F, A.M.B.A.C., A.M.T.	Aaa	5.00	12/01/15	500		545,190
Rfdg. Sub-Colver Proj., Ser. G, A.M.T.	NR	5.125	12/01/15	500		505,725
Pennsylvania St. Higher Edl. Facs. Auth. Rev.,
Drexel Univ.	A2	6.00	5/01/29	2,500	(b)	2,746,600
Philadelphia Univ.	Baa2	6.10	6/01/30	90		98,789

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Temple Univ., 1st Ser., M.B.I.A.	Aaa	5.00%	4/01/21	$2,265		$2,368,873
Thomas Jefferson Univ.	A1	5.50	1/01/17	1,000		1,097,790
Trustees Univ., Ser. C	Aa3	5.00	7/15/21	2,290		2,484,902
Ursinus Coll., Ser. A	A-(c)	5.90	1/01/27	1,925	(b)	2,036,169
Pennsylvania St. Ind. Dev. Auth. Rev., Econ. Dev.,
A.M.B.A.C.	Aaa	5.50	7/01/17	4,000		4,508,640
A.M.B.A.C.	Aaa	5.50	7/01/20	2,750		3,090,752
Pennsylvania St. Tpke. Comn. Ser. A, F.S.A.	Aaa	5.25	7/15/21	2,045		2,371,975
Pennsylvania St. Tpke. Comn. Oil Franchise Tax Rev.,
Ser. A, A.M.B.A.C.	Aaa	5.25	12/01/18	1,065		1,141,094
Ser. A, A.M.B.A.C., E.T.M.	Aaa	5.25	12/01/18	1,435	(b)	1,517,886
Philadelphia Auth. Ind. Dev. Arpt., Rev., A.M.T.	NR	5.50	1/01/24	1,500		1,498,500
Philadelphia Auth. Ind. Dev. Lease Rev., Ser. B, F.S.A.	Aaa	5.50	10/01/18	2,000		2,235,940
Philadelphia Hosps. & Higher Ed. Facs. Auth. Hosp. Rev., Grad. Hlth. Sys.	Ca	Zero	7/01/18	1,803	(d)(f)	18
Philadelphia Mun. Auth. Rev., Lease, Ser. A, F.S.A.	Aaa	5.25	5/15/13	4,000		4,417,240
Philadelphia Parking Auth. Rev., Arpt., F.S.A.	Aaa	5.625	9/01/19	2,500		2,731,200
Philadelphia Wtr. & Wste Wtr. Rev., Ser. A, F.S.A.	Aaa	5.25	7/01/19	2,000		2,236,000
Philadelphia, G.O., F.G.I.C.	Aaa	5.125	5/15/14	1,800		1,929,546
Pittsburgh Urban Redev. Auth., Mtge. Rev., F.H.A. Mtgs. GNMA/FNMA, Ser. A, A.M.T.	Aa1	6.25	10/01/28	820		830,881
Pittsburgh Wtr. & Swr. Auth., Wtr. & Swr. Sys. Rev., Ser. A, F.G.I.C.	Aaa	6.50	9/01/13	4,000		4,726,440
Puerto Rico Comnwlth., Pub. Impvt. Rfdg., M.B.I.A., G.O.	Aaa	7.00	7/01/10	720		842,637
Rites, PA 625, A.M.B.A.C. G.O.	NR	10.847(g)	7/01/10	2,015	(f)	2,701,430
Rites, PA 642A, M.B.I.A. G.O.	NR	8.37(g)	7/01/10	1,500	(f)	1,851,300

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	11

Portfolio of Investments

as of August 31, 2005 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev.,
Ser. I, F.G.I.C.	Aaa	5.00%	7/01/25	$2,000		$2,159,860
Ser. J	Baa2	5.50	7/01/22	2,370		2,635,938
Puerto Rico Pub. Bldg. Auth. Rev. Gtd., Rfdg., Govt. Facs., Ser. J, A.M.B.A.C	Aaa	5.00	7/01/36	1,000		1,094,230
Schuylkill Cnty. Ind. Dev. Auth. Rev., Pine Grove Landfill, Inc., A.M.T.	BBB(c)	5.10	10/01/19	2,000		2,067,300
Seneca Valley Sch. Dist. G.O., F.G.I.C.	Aaa	5.00	1/01/22	1,000		1,085,670
Springfield Sch. Dist., Delaware Cnty., G.O., F.S.A.	Aaa	5.50	3/15/17	2,450	(b)	2,751,179
Union Cnty. Higher Ed. Facs. Fin. Auth. Univ. Rev., Bucknell Univ., Ser. A	Aa3	5.25	4/01/20	1,080		1,194,286
Unity Twnshp. Mun. Auth., Gtd. Swr. Rev., A.M.B.A.C., C.A.B.S., E.T.M.	Aaa	Zero	11/01/12	1,035	(b)	794,011
Upper Darby Sch. Dist., G.O., F.G.I.C.	Aaa	5.00	5/01/20	1,265		1,380,368
Virgin Islands Pub. Fin. Auth. Rev., Gross Rcpts. Taxes Ln. Nts., F.S.A.	Aaa	5.00	10/01/22	1,000		1,087,410
Washington Cnty. Hosp. Auth. Rev., Monongahela Valley Hosp.	A3	6.25	6/01/22	2,400		2,670,096
Westmoreland Cnty. Ind. Rev. Gtd., Valley Landfill Proj., A.M.T.	BBB(c)	5.10	5/01/18	1,000		1,036,870

Total Investments 98.1% (cost $125,909,230; Note 5)						131,513,975
Other assets in excess of liabilities(h) 1.9%						2,553,235

Net Assets 100%						$134,067,210

See Notes to Financial Statements.

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(a)	The following abbreviations are used in portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.H.A.—Federal Housing Administration.

F.S.A.—Financial Security Assurance.

G.O.—General Obligation.

M.B.I.A.—Municipal Bond Insurance Corporation.

NR—Not Rated by Moody’s or Standard & Poor’s.

The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

(b)	Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(c)	Standard & Poor’s Rating.
(d)	Issuer in default on interest payments. Non-income producing security.
(e)	Partial principal amount pledged as collateral for financial futures contracts.
(f)	Indicates a security that has been deemed illiquid.
(g)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate in effect at August 31, 2005.
(h)	Other assets in excess of liabilities include net unrealized appreciation (depreciation) on financial futures contracts as follows:

Open financial futures contracts outstanding at August 31, 2005 were as follows:

Number of Contracts	Type	Expiration Date	Value at August 31, 2005	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
65	U.S. Treasury Bonds	Sep. 2005	$7,694,375	$7,602,805	$91,570

	Short Positions:
124	U.S. Treasury 10 Yr. Notes	Dec. 2005	(13,897,688)	(13,713,414)	(184,274)
12	U.S. Treasury 5 Yr. Notes	Dec. 2005	(1,300,500)	(1,286,135)	(14,365)
2	U.S. Treasury 2 Yr. Notes	Dec. 2005	(414,188)	(412,714)	(1,474)

					(200,113)

					$(108,543)

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	13

Portfolio of Investments

as of August 31, 2005 Cont’d.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2005 were as follows:

General Obligation	31.1%
Education	12.9
Water & Sewer	12.9
Transportation	12.3
Healthcare	9.1
Corporate-Backed IDB & PCR	7.0
Pooled Financing	5.7
Lease-Backed Certificate of Participation	4.1
Other	0.8
Solid Waste/Resource Recovery	0.8
Special Tax/Assessment District	0.8
Housing	0.6

Total Investments	98.1
Other assets in excess of liabilities	1.9

Total	100.0%

Industry Classification is subject to change.

See Notes to Financial Statements.

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Financial Statements

AUGUST 31, 2005	ANNUAL REPORT

Dryden Municipal Series Fund/Pennsylvania Series

Statement of Assets and Liabilities

as of August 31, 2005

Assets
Investments, at value (cost $125,909,230)	$131,513,975
Cash	90,047
Interest receivable	1,821,013
Receivable for investments sold	1,166,688
Receivable for Series shares sold	9,995
Prepaid expenses	922

Total assets	134,602,640

Liabilities
Payable for Series shares reacquired	192,308
Accrued expenses	161,761
Dividends payable	75,600
Management fee payable	41,825
Due to broker-variation margin	23,813
Distribution fee payable	23,757
Deferred Trustees’ fees	10,653
Transfer agent fee payable	5,713

Total liabilities	535,430

Net Assets	$134,067,210

Net assets were comprised of:
Shares of beneficial interest, at par	$130,964
Paid-in capital in excess of par	127,911,948

128,042,912
Undistributed net investment income	109,061
Accumulated net realized gain on investments	419,035
Net unrealized appreciation on investments	5,496,202

Net assets, August 31, 2005	$134,067,210

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($107,169,221 ÷ 10,468,098 shares of beneficial interest issued and outstanding)	$10.24
Maximum sales charge (4% of offering price)	0.43

Maximum offering price to public	$10.67

Class B
Net asset value, offering price and redemption price per share ($25,376,784 ÷ 2,479,628 shares of beneficial interest issued and outstanding)	$10.23

Class C
Net asset value, offering price and redemption price per share ($1,521,205 ÷ 148,642 shares of beneficial interest issued and outstanding)	$10.23

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	17

Statement of Operations

Year Ended August 31, 2005

Net Investment Income
Income
Interest	$6,371,887

Expenses
Management fee	697,000
Distribution fee—Class A	273,683
Distribution fee—Class B	142,012
Distribution fee—Class C	11,432
Custodian’s fees and expenses	115,000
Transfer agent’s fees and expenses (includes affiliated fees of $64,000)	85,000
Reports to shareholders	50,000
Registration fees	40,000
Legal fees and expenses	25,000
Audit fee	24,000
Trustees’ fees	11,000
Miscellaneous	12,222

Total expenses	1,486,349
Less: Custodian fee credit (Note 1)	(587)

Net expenses	1,485,762

Net investment income	4,886,125

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	407,401
Financial futures transactions	(400,801)

6,600

Net change in unrealized appreciation on:
Investments	422,455
Financial futures contracts	275,102

697,557

Net gain on investments	704,157

Net Increase In Net Assets Resulting From Operations	$5,590,282

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment income	$4,886,125	$5,404,756
Net realized gain on investments transactions	6,600	1,515,780
Net change in unrealized appreciation on investments	697,557	2,419,266

Net increase in net assets resulting from operations	5,590,282	9,339,802

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(3,935,694)	(4,380,131)
Class B	(950,827)	(1,185,169)
Class C	(47,127)	(39,631)

	(4,933,648)	(5,604,931)

Distributions from net realized gains
Class A	(348,163)	(4,490,929)
Class B	(96,332)	(1,333,635)
Class C	(4,920)	(42,249)

	(449,415)	(5,866,813)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	4,208,018	8,127,173
Net asset value of shares issued in reinvestment of dividends and distributions	3,191,558	6,987,932
Cost of shares reacquired	(19,808,554)	(26,197,909)

Net decrease in net assets from Series share transactions	(12,408,978)	(11,082,804)

Total decrease	(12,201,759)	(13,214,746)

Net Assets
Beginning of year	146,268,969	159,483,715

End of year(a)	$134,067,210	$146,268,969

(a) Includes undistributed net investment income of:	$109,061	$160,927

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	19

Notes to Financial Statements

Dryden Municipal Series Fund (the “Fund”), is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of four series. These financial statements relate only to Pennsylvania Series (the “Series”). The financial statements of the other series are not presented herein. The assets of each Series are invested in separate, independently managed portfolios. The Series commenced investment operations on April 3, 1987. The Series’ investment objective is to maximize current income that is exempt from Commonwealth of Pennsylvania personal income tax and federal income tax, consistent with the preservation of capital. This means the Series invests at least 80% of the Series’ investments in Pennsylvania state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuer (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is tax exempt from those taxes. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if

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there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Restricted Securities: The Series may hold up to 10% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities include registration rights under which the Series may demand registration by the issuers. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or

Dryden Municipal Series Fund/Pennsylvania Series	21

Notes to Financial Statements

Cont’d

loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Future contracts involve elements of both market and credit risk in excess of the amount reflected on the Statement of Assets and Liabilities.

Inverse Floaters: The Series invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment on sales of portfolio securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment

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companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of the financial Statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets up to and including $1 billion and .45 of 1% of such average daily net assets in excess of $1 billion of the Series. The effective management fee was .50 of 1% for the year ended August 31, 2005.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Series. The Series

Dryden Municipal Series Fund/Pennsylvania Series	23

Notes to Financial Statements

Cont’d

compensated PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and up to 1%, of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the Class A shares and Class C shares, respectively.

PIMS has advised the Series that it received approximately $27,900 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2005. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended August 31, 2005, they received approximately $50,900 and $1,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series, along with other affiliated registered investment companies (the “Funds”), was a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period September 1, 2004 through October 29, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement is October 28, 2005. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2005.

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. First Clearing Corporation, an affiliate of PI, served as a broker/dealer. The Series incurred approximately $9,700 in total networking fees for the year ended August 31, 2005. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2005, were $19,506,777 and $29,097,554 respectively.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized gains on the Statement of Assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investments. For the year ended August 31, 2005, the adjustments were to decrease undistributed net investment income by $4,343 and increase accumulated net realized gain by $4,343 due to the reclassification of distributions and the difference in treatment of accreting market discount between financial and tax reporting. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended August 31, 2005 and August 31, 2004, the tax character of distributions, as reflected in the Statement of Changes in Net Assets, were as follows:

Year	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
2005	$4,880,612	$51,866	$450,585	$5,383,063
2004	$5,390,494	$214,437	$5,866,813	$11,471,744

As of August 31, 2005, the accumulated undistributed earnings on a tax basis were $195,313 of tax-exempt income (including a timing difference of $75,600 for dividends payable) and $280,970 of long-term capital gain.

Dryden Municipal Series Fund/Pennsylvania Series	25

Notes to Financial Statements

Cont’d

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of August 31, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$125,879,708	$7,454,728	$1,820,461	$5,634,267

The difference between book basis and tax basis is attributable to the difference in the treatment of premium amortization and accreting market discount for book and tax purposes.

Note 6. Capital

The Series offers Class A, Class B, and Class C. Class A shares are sold with an initial sales charge of up to 4%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares purchased are subject to a CDSC of 1% within 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

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Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2005:
Shares sold	277,249	$2,829,005
Shares issued in reinvestment of dividends and distributions	250,019	2,554,440
Shares reacquired	(1,535,697)	(15,687,243)

Net increase (decrease) in shares outstanding before conversion	(1,008,429)	(10,303,798)
Shares issued upon conversion from Class B	404,130	4,127,863

Net increase (decrease) in shares outstanding	(604,299)	$(6,175,935)

Year ended August 31, 2004:
Shares sold	527,919	$5,442,416
Shares issued in reinvestment of dividends and distributions	529,502	5,425,817
Shares reacquired	(2,053,692)	(21,021,052)

Net increase (decrease) in shares outstanding before conversion	(996,271)	(10,152,819)
Shares issued upon conversion from Class B	310,018	3,196,433

Net increase (decrease) in shares outstanding	(686,253)	$(6,956,386)

Class B
Year ended August 31, 2005:
Shares sold	116,507	$1,190,935
Shares issued in reinvestment of dividends and distributions	58,189	594,445
Shares reacquired	(380,811)	(3,882,792)

Net increase (decrease) in shares outstanding before conversion	(206,115)	(2,097,412)
Shares reacquired upon conversion into Class A	(404,223)	(4,127,863)

Net increase (decrease) in shares outstanding	(610,338)	$(6,225,275)

Year ended August 31, 2004:
Shares sold	212,514	$2,193,184
Shares issued in reinvestment of dividends and distributions	146,895	1,505,243
Shares reacquired	(495,502)	(5,063,828)

Net increase (decrease) in shares outstanding before conversion	(136,093)	(1,365,401)
Shares reacquired upon conversion into Class A	(310,092)	(3,196,433)

Net increase (decrease) in shares outstanding	(446,185)	$(4,561,834)

Class C
Year ended August 31, 2005:
Shares sold	18,416	$188,078
Shares issued in reinvestment of dividends and distributions	4,178	42,673
Shares reacquired	(23,378)	(238,519)

Net increase (decrease) in shares outstanding	(784)	$(7,768)

Year ended August 31, 2004:
Shares sold	48,113	$491,573
Shares issued in reinvestment of dividends and distributions	5,554	56,872
Shares reacquired	(11,022)	(113,029)

Net increase (decrease) in shares outstanding	42,645	$435,416

Dryden Municipal Series Fund/Pennsylvania Series	27

Financial Highlights

Class A
Year Ended August 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.22

Income from investment operations
Net investment income	.37
Net realized and unrealized gain (loss) on investment transactions	.05

Total from investment operations	.42

Less Distributions
Dividends from net investment income	(.37)
Distributions from net realized gains	(.03)

Total distributions	(.40)

Net asset value, end of year	$10.24

Total Return(a):	4.18%
Ratios/Supplemental Data:
Net assets, end of year (000)	$107,169
Average net assets (000)	$109,473
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.01%
Expenses, excluding distribution and service (12b-1) fees	.76%
Net investment income	3.56%
For Class A, B, and C shares:
Portfolio turnover rate	14%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.
(d)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.70% to 4.73%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class A
Year Ended August 31,
2004	2003	2002(d)	2001

$10.36	$10.54	$10.52	$10.05

.37	.43	.49	.51
.26	(.16)	.02	.47

.63	.27	.51	.98

(.38)	(.43)	(.49)	(.51)
(.39)	(.02)	—	— (b)

(.77)	(.45)	(.49)	(.51)

$10.22	$10.36	$10.54	$10.52

6.23%	2.57%	5.03%	10.07%

$113,170	$121,771	$126,410	$123,254
$118,384	$125,733	$123,971	$116,925

.99%	.97%	.96%	.93%
.74%	.72%	.71%	.68%
3.57%	4.08%	4.73%	4.97%

32%	45%	31%	35%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	29

Financial Highlights

Cont’d

Class B
Year Ended August 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.22

Income from investment operations
Net investment income	.34
Net realized and unrealized gain (loss) on investment transactions	.04

Total from investment operations	.38

Less Distributions
Dividends from net investment income	(.34)
Distributions from net realized gains	(.03)

Total distributions	(.37)

Net asset value, end of year	$10.23

Total Return(a):	3.82%
Ratios/Supplemental Data:
Net assets, end of year (000)	$25,377
Average net assets (000)	$28,402
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.26%
Expenses, excluding distribution and service (12b-1) fees	.76%
Net investment income	3.31%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.46% to 4.49%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class B
Year Ended August 31,
2004	2003	2002(c)	2001

$10.35	$10.53	$10.52	$10.05

.34	.40	.46	.48
.27	(.16)	.01	.47

.61	.24	.47	.95

(.35)	(.40)	(.46)	(.48)
(.39)	(.02)	—	— (b)

(.74)	(.42)	(.46)	(.48)

$10.22	$10.35	$10.53	$10.52

6.07%	2.32%	4.68%	9.79%

$31,572	$36,607	$40,653	$41,638
$34,324	$39,012	$39,674	$44,507

1.24%	1.22%	1.21%	1.18%
.74%	.72%	.71%	.68%
3.32%	3.84%	4.49%	4.74%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	31

Financial Highlights

Cont’d

Class C
Year Ended August 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.22

Income from investment operations
Net investment income	.32
Net realized and unrealized gain (loss) on investment transactions	.04

Total from investment operations	.36

Less Distributions
Dividends from net investment income	(.32)
Distributions from net realized gains	(.03)

Total distributions	(.35)

Net asset value, end of year	$10.23

Total Return(a):	3.56%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,521
Average net assets (000)	$1,524
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.51%
Expenses, excluding distribution and service (12b-1) fees	.76%
Net investment income	3.06%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% on the average daily net assets of the Class C shares.
(d)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.20% to 4.23%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class C
Year Ended August 31,
2004	2003	2002(d)	2001

$10.35	$10.54	$10.52	$10.05

.31	.38	.44	.46
.28	(.17)	.02	.47

.59	.21	.46	.93

(.33)	(.38)	(.44)	(.46)
(.39)	(.02)	—	— (b)

(.72)	(.40)	(.44)	(.46)

$10.22	$10.35	$10.54	$10.52

5.81%	2.06%	4.42%	9.52%

$1,527	$1,105	$963	$664
$1,248	$1,119	$885	$493

1.49%	1.47%	1.46%	1.43%
.74%	.72%	.71%	.68%
3.06%	3.58%	4.23%	4.47%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Pennsylvania Series	33

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Dryden Municipal Series Fund—Pennsylvania Series:

We have audited the accompanying statement of assets and liabilities of the Dryden Municipal Series Fund—Pennsylvania Series (one of the portfolios constituting Dryden Municipal Series Fund, hereafter referred to as the “Series”), including the portfolio of investments, as of August 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended August 31, 2004 were audited by another independent registered public accounting firm, whose report dated October 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series as of August 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 25, 2005

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end (August 31, 2005) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended August 31, 2005, dividends paid from net investment income of $.3633 per Class A share, $.3376 per Class B share and $.3121 per Class C share were all federally tax-exempt interest dividends. In addition, the Series paid a long-term capital gain distribution of $.0322 and an ordinary income distribution of $.0038 for Class A, B and C shares.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2006, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar 2005.

Dryden Municipal Series Fund/Pennsylvania Series	35

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (53), Trustee since 2005(3) Oversees 88 portfolios in Fund complex.

Principal Occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd.; formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (since September 2002) and Simon Property Group, Inc. (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Trustee since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Trustee since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Trustee since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Trustee since 1993(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

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Robin B. Smith (66), Trustee since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Trustee since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (66), Trustee since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (57), President since 2003 and Trustee since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of PI; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of PI; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (58), Vice President and Trustee since 1996(3) Oversees 160 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (52), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Dryden Municipal Series Fund/Pennsylvania Series	37

Management of the Fund

(Unaudited) Cont’d.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Deborah A. Docs (47), Secretary since 1998(3)

Principal occupations (last 5 years): Vice President and Corporates Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Maryanne Ryan (41), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities Corporation; Vice President and Bank Secrecy Act Officer (since July 2002) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of PI.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

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Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Dryden Municipal Series Fund oversees the management of the Pennsylvania Series (the “Fund”), and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including a majority of the Independent Trustees, met on May 24, 2005 and June 23, 2005 and approved the renewal of the agreements through July 31, 2006, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meeting, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. Peer Universes and Peer Groups are mutual funds grouped by investment style. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 24, 2005 and June 23, 2005.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Dryden Municipal Series Fund/Pennsylvania Series

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of Pennsylvania Series

The Board received and considered information about the Fund’s historical performance, noting that, for periods ended December 31, 2004, the Fund had achieved performance that was in the second quartile over the three-year period and performance that was in the third quartile over the one, five and ten-year periods. The performance was in relation to the group of comparable funds in a Peer Universe. The

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Board also noted that the Fund’s underperformance was primarily attributable to a decision by PIM to maintain positions in short- and intermediate-duration bonds in order to avoid realizing capital gains, and to the decision to underweight the tobacco sector, which performed well for the period. The Board noted that PIM had begun to implement strategies in order to address the Fund’s underperformance, and that PIM had recently hired a new lead portfolio manager.

The Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements and to continue to monitor the steps being taken to improve performance as well as the performance record being developed by the new lead portfolio manager.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee of 0.500% ranked in the third quartile in its Peer Group. The Board concluded that, in light of the changes being implemented by PIM, it was reasonable to renew the management and subadvisory agreements at their current fee levels, while continuing to monitor the performance of the Fund.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular investment manager, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the investment manager’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions.

Dryden Municipal Series Fund/Pennsylvania Series

Approval of Advisory Agreements (continued)

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	0.01%	4.73%	4.86% (4.84)	5.89% (5.86)
Class B	–1.18	5.14	4.97 (4.95)	5.89 (5.67)
Class C	2.56	5.04	4.70 (4.68)	4.86 (4.84)

Average Annual Total Returns (Without Sales Charges) as of 8/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	4.18%	5.59%	5.29% (5.27)	6.16% (6.14)
Class B	3.82	5.31	4.97 (4.95)	5.89 (5.67)
Class C	3.56	5.04	4.70 (4.68)	4.86 (4.84)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

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Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, 1/22/90; Class B, 4/3/87 and Class C, 8/1/94.

The graph compares a $10,000 investment in the Dryden Municipal Series Fund/Pennsylvania Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1995) and the account values at the end of the current fiscal year (August 31, 2005), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for 12 months from the date of purchase and the annual 12b-1 fee will remain up to 1%. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Series’ returns would have been lower, as indicated in parentheses.

Dryden Municipal Series Fund/Pennsylvania Series

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Series’ investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Series’ website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer •
Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan,
Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN
Through September 11, 2005	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171
Effective September 12, 2005	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

An investor should consider the investment objectives, risks, charges, and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Municipal Series Fund/Pennsylvania Series, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Series’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Series will provide a full list of its portfolio holdings as of the end of each month on its website at www.jennisondryden.com approximately 30 days after the end of the month.

The Series’ Statement of Additional Information contains additional information about the Series’ Trustees and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Municipal Series Fund/Pennsylvania Series
Share Class	A	B	C
NASDAQ	PMPAX	PBPAX	PPNCX
CUSIP	262468762	262468754	262468747

MF132E    IFS-A110269    Ed. 10/2005

Dryden Municipal Series Fund/

New Jersey Series

AUGUST 31, 2005	ANNUAL REPORT

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from New Jersey state income tax and federal income tax, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

October 14, 2005

Dear Shareholder:

We hope you find the annual report for the New Jersey Series informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Municipal Series Fund/New Jersey Series

Dryden Municipal Series Fund/New Jersey Series	1

Your Series’ Performance

Series objective

The investment objective of the Dryden Municipal Series Fund/New Jersey Series (the Series) is to maximize current income that is exempt from New Jersey state income tax and federal income tax, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Cumulative Total Returns[1] as of 8/31/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	4.25%	31.09%	68.54% (68.08)	160.22% (152.64)
Class B	3.99	29.35	63.58 (63.13)	191.55 (169.78)
Class C	3.73	27.77	59.58 (59.14)	70.77 (69.68)
Class Z	4.50	32.68	N/A	59.65 (59.51)
Lehman Brothers Municipal Bond Index[3]	5.31	36.19	82.55	***
Lipper New Jersey (NJ) Muni Debt Funds Avg.[4]	5.40	31.01	67.45	****

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–1.04%	4.70%	4.79% (4.76)	5.96% (5.75)
Class B	–2.19	5.13	4.91 (4.88)	6.23 (5.72)
Class C	1.49	5.03	4.65 (4.62)	4.84 (4.78)
Class Z	3.34	5.85	N/A	5.37 (5.36)
Lehman Brothers Municipal Bond Index[3]	4.05	6.34	6.06	***
Lipper New Jersey (NJ) Muni Debt Funds Avg.[4]	4.05	5.52	5.14	****

Distributions and Yields[1] as of 8/31/05
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield[5] at Tax Rates of
			33%	35%
Class A	$0.51	2.75%	4.38%	4.52%
Class B	$0.48	2.62	4.18	4.30
Class C	$0.46	2.37	3.78	3.89
Class Z	$0.54	3.11	4.96	5.11

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.3%, 0.5%, and 1.0% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Series’ returns would have been lower, as indicated in parentheses.

2Inception dates: Class A, 1/22/90; Class B, 3/4/88; Class C, 8/1/94; and Class Z, 12/6/96.

3The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

4The Lipper NJ Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper NJ Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in New Jersey.

5Taxable equivalent yields reflect federal and applicable state tax rates.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total returns as of 8/31/05 are 186.60% for Class A, 232.65% for Class B, 99.42% for Class C, and 66.12% for Class Z. Lehman Brothers Municipal Bond Index Closest Month-End to Inception average annual total returns as of 9/30/05 are 6.91% for Class A, 7.03% for Class B, 6.31% for Class C, and 5.83% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/05 are 164.50% for Class A, 209.76% for Class B, 81.41% for Class C, and 52.91% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/05 are 6.36% for Class A, 6.59% for Class B, 5.40% for Class C, and 4.83% for Class Z.

Dryden Municipal Series Fund/New Jersey Series	3

Your Series’ Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 8/31/05
New Jersey Econ. Dev. Auth., Econ. Dev. Rev., 4/01/31, 6.375%	4.7%
Delaware River Port Auth., 1/01/26, 5.625%	3.7
New Jersey Econ. Dev. Auth., Wtr. Facs. Rev., 11/01/29, 8.579%	3.6
New Jersey Econ. Dev. Auth. Rev., 6/15/18, 5.25%	3.4
New Jersey St. Ed. Facs., Auth. Rev., 7/01/25, 5.00%	2.8

Issues are subject to change.

Credit Quality expressed as a percentage of net assets as of 8/31/05
Aaa	61.6%
Aa	2.4
A	12.3
Baa	14.6
Not Rated	7.8
Total Investments	98.7
Other assets in excess of liabilities	1.3
Net Assets	100.0%

Source: Moody’s rating, defaulting to S&P when not rated by Moody’s. Credit quality is subject to change.

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Investment Adviser’s Report

Prudential Investment Management, Inc.

Key national and local factors influence municipal market

The Federal Reserve’s latest campaign to boost short-term interest rates was one of the most significant developments to affect the municipal bond market during the Series’ fiscal year that began September 1, 2004. At the local level, economic conditions improved in New Jersey, and a major credit-rating agency upgraded the Garden State’s general obligation bonds. For the 12-month reporting period ended August 31, 2005, the municipal bond market returned 5.31%, outperforming the U.S. Treasury market that returned 4.12%, based on the Lehman Brothers Municipal Bond Index (the Index) and the Lehman Brothers U.S. Treasury Index respectively.

The Series’ holdings were diversified across many sectors of the New Jersey municipal securities market to spread risk. However, an overweight exposure to municipal bonds in the 10-year maturity category was among the key factors that detracted from the Series’ returns, which caused it to underperform the Index. The Series also trailed its Lipper New Jersey Muni Debt Funds Average.

Federal Reserve Chairman notes unusual market behavior

Fed policymakers hoped to gradually withdraw some of the excessive monetary stimulus from the U.S. economy to curb mounting inflationary pressures. They raised the target for the federal funds rate on overnight loans between banks eight times by a quarter percentage point, lifting the key rate from 1.50% to 3.50%. Short-term municipal bond yields rose considerably as these bond yields are the most sensitive to changes in the federal funds rate. (This caused their prices to decline because bond prices move in the opposite direction of their yields.) Overall, intermediate-term municipal bond yields declined slightly while, surprisingly, long-term municipal bond yields declined significantly. Even Fed Chairman Alan Greenspan, while speaking to Congress in February 2005, admitted he was puzzled by the unusual behavior of long-term interest rates in general.

Too large an exposure to intermediate-term municipal bonds

The change in yields created a pronounced flattening in the slope of the municipal bond yield curve, which shows yields on tax-exempt bonds from the shortest to the longest maturities. The change in yields also meant that short- and intermediate-term municipal bonds underperformed long-term municipal bonds for the reporting period.

As previously mentioned, the Series’ overweight exposure to municipal bonds in the 10-year (intermediate) maturity category hurt its performance relative to the Index.

Dryden Municipal Series Fund/New Jersey Series	5

Investment Adviser’s Report (continued)

Nevertheless, the Series continues to have an overweight exposure to these bonds for two key reasons:

•	Selling a large amount of these bonds to purchase longer-term municipal bonds would have resulted in realized capital gains that would have lessened the advantage of the Series’ tax-exempt dividend payments.

•	The intermediate-term municipal bonds provided the Series with attractive interest income.

Education and healthcare municipal bonds aided the Series

The healthcare and, to a lesser extent, education sectors performed well, and the Series benefited from favorable security selection within both sectors. It held bonds of the New Jersey Economic Development Authority issued for Franciscan Oaks, a life care community that includes apartments, an assisted-living wing, and a skilled-nursing facility. We believe the credit quality of these bonds improved as Franciscan Oaks’ occupancy rate increased in line with expectations. The Series also held bonds of the New Jersey State Educational Facilities Authority issued for the Felician College, which has shown financial improvement.

The Series held too few tobacco-related municipal bonds…

The tobacco-related sector of the municipal bond market remains volatile. However, certain legal developments widely believed to favor tobacco firms helped boost the value of tobacco-related municipal bonds even though there is no assurance that these rulings will not be overturned, in whole or in part, by another court. We increased the Series’ holdings of Tobacco Settlement Finance Corp. Asset-Backed Bonds, which gained sharply in value. But the Series still had an underweight exposure to the tobacco-related sector, which detracted from its performance relative to the Index.

… but held enough municipal bonds backed by NJ cigarette tax

Separately, the Series owned bonds of the New Jersey Economic Development Authority, which are backed by a tax imposed on the purchase of cigarettes. These bonds were issued in October 2004 as a source of one-time revenues to help balance the New Jersey State budget. Their solid performance benefited the Series.

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Fees and Expenses (Unaudited)

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2005, at the beginning of the period, and held through the six-month period ended August 31, 2005.

The Series’ transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and

Dryden Municipal Series Fund/New Jersey Series	7

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Municipal Series Fund/ New Jersey Series		Beginning Account Value March 1, 2005	Ending Account Value August 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,022.58	1.02%	$5.20
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

Class B	Actual	$1,000.00	$1,021.42	1.27%	$6.47
	Hypothetical	$1,000.00	$1,018.80	1.27%	$6.46

Class C	Actual	$1,000.00	$1,020.11	1.52%	$7.74
	Hypothetical	$1,000.00	$1,017.54	1.52%	$7.73

Class Z	Actual	$1,000.00	$1,023.89	0.77%	$3.93
	Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92

* Series expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2005, and divided by the 365 days in the Series’ fiscal year ended August 31, 2005 (to reflect the six-month period).

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Portfolio of Investments

as of August 31, 2005

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LONG-TERM INVESTMENTS 96.7%

Municipal Bonds
Cape May Cnty. Ind. Poll. Ctrl., Fin. Auth. Rev., Atlantic City Elec. Co., Ser. A, M.B.I.A.	Aaa	6.80%	3/01/21	$2,615		$3,475,675
Casino Reinvestment Dev. Auth. New Jersey Hotel Room Fee Rev., A.M.B.A.C.	Aaa	5.00	1/01/25	500		535,750
Clearview Reg. High Sch. Dist., G.O., F.G.I.C.	Aaa	5.375	8/01/15	1,205	(e)	1,356,866
Delaware River Port Auth., Penn. & NJ Port Dist. Proj., Ser. B, F.S.A.	Aaa	5.625	1/01/26	5,000		5,431,900
Essex Cnty. Impvt. Auth. Proj. Rev., F.S.A.	Aaa	5.125	12/15/18	3,000		3,313,890
Essex Cnty. Impvt. Auth., Lease-Cogen Facs. Proj. Rev., F.G.I.C.	Aaa	5.25	1/01/19	1,110		1,210,877
Gloucester Cnty. Impvt. Auth., Solid Wste. Recov. Rev. Wste. Mgmt. Proj., Ser. A	BBB(d)	6.85	12/01/29	3,000		3,351,120
Jackson Twnshp. Sch. Dist.,
G.O., F.G.I.C.	Aaa	6.60	6/01/10	1,600		1,839,760
G.O., F.G.I.C.	Aaa	6.60	6/01/11	1,600		1,876,656
Middlesex Cnty. Impvt. Auth. Rev., Rfdg., Cnty. Gtd., Golf Course Projs.	Aa1	5.25	6/01/18	1,080		1,200,679
New Jersey Econ. Dev. Auth., Econ. Dev. Rev., Kapkowski Rd. Landfill, Ser. A	Baa3	6.375	4/01/31	5,800	(c)	6,962,088
Econ. Dev. Rev., Kapkowski Rd. Landfill, Ser. A, C.A.B.S., E.T.M.	Baa3	Zero	4/01/08	1,020	(c)	937,778
Liberty St. Park Proj. Ser. C, F.S.A.	Aaa	5.00	3/01/20	1,400		1,522,444
Masonic Charity Fdn. Proj.	A+(d)	5.875	6/01/18	250		278,103
Masonic Charity Fdn. Proj.	A+(d)	6.00	6/01/25	1,150		1,292,933
Natural Gas Facs. Rev., NUI Corp. Proj., Ser. A, M.B.I.A., A.M.T.	Aaa	5.70	6/01/32	1,500		1,570,230

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	9

Portfolio of Investments

as of August 31, 2005 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Wtr. Facs. Rev., R.I.T.E.S., PA-98, F.G.I.C., A.M.T. (cost $5,091,200; purchased 6/12/95)	AAA(d)	8.57452(g)%	11/01/29	$5,000	(f)	$5,242,400
New Jersey Econ. Dev. Auth., Rev.,
Cigarette Tax	Baa2	5.625	6/15/19	500	(c)	539,580
Cigarette Tax	Baa2	5.75	6/15/34	1,000		1,074,810
First Mtge. - Franciscan Oaks	NR	5.70	10/01/17	2,040		2,081,861
First Mtge. - Keswick Pines	NR	5.75	1/01/24	1,750		1,788,605
First Mtge. - The Evergreens	NR	5.875	10/01/12	1,200		1,201,080
First Mtge. - The Evergreens	NR	6.00	10/01/22	1,400		1,438,822
Sch. Facs. Constrs., Ser. A, A.M.B.A.C.	Aaa	5.125	6/15/14	3,000	(c)	3,296,820
Sch. Facs. Constrs., Ser. A, A.M.B.A.C.	Aaa	5.25	6/15/18	4,500	(c)	4,974,705
Trans. Proj. Sublease, Ser. A, F.S.A.	Aaa	6.00	5/01/16	1,350	(c)	1,486,606
New Jersey Hlth. Care Facs. Fin. Auth. Rev., Atlantic City Med. Ctr.	A2	6.25	7/01/17	1,750		1,989,995
Dept. Human Svcs., Greystone Park Psychiatric Hosp., A.M.B.A.C.	Aaa	5.00	9/15/26	3,000		3,212,670
South Jersey Hosp.	Baa1	6.00	7/01/26	1,000		1,087,330
South Jersey Hosp.	Baa1	6.00	7/01/32	1,000		1,079,400
St. Joseph’s Hosp. & Med. Ctr., Ser. A, CONNIE LEE,	AAA(d)	5.70	7/01/11	2,375		2,470,309
St. Peters Univ. Hosp., Ser. A	Baa1	6.875	7/01/30	1,750		1,939,402
New Jersey St. Cert. Part., Equipment Lease Purchase, Ser. A, C.O.P.	A1	5.00	6/15/09	1,000		1,055,800
New Jersey St. Ed. Facs. Auth. Rev., Coll. of New Jersey, Ser. C, F.G.I.C.	Aaa	5.375	7/01/17	1,000		1,108,540
Felician College of Lodi, Ser. D	NR	7.375	11/01/22	1,155		1,208,661
Montclair St. Univ., Ser. F, F.G.I.C.	Aaa	5.00	7/01/25	3,850		4,160,271
William Patterson Univ., Ser. A, F.G.I.C.	Aaa	5.00	7/01/28	3,445		3,672,646

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

New Jersey St. Hwy. Auth., Garden St. Pkwy.,
Gen. Rev.	A1	5.75%	1/01/14	$2,500	(c)	$2,786,300
Gen. Rev.	A1	5.625	1/01/30	1,650	(c)	1,830,675
Gen. Rev., E.T.M.	A1	6.20	1/01/10	3,035	(c)	3,328,424
New Jersey St. Tpke. Auth., Tpke. Rev., Growth & Income Secs., Ser B, A.M.B.A.C.	Aaa	Zero	1/01/35	1,500		993,555
Ser. A, F.S.A.	Aaa	5.00	1/01/20	2,500		2,717,375
Ser. A, F.S.A.	Aaa	5.00	1/01/23	3,000		3,238,890
Ser. A, M.B.I.A.	Aaa	5.75	1/01/18	3,535		3,908,932
Ser. C, M.B.I.A., E.T.M.	Aaa	6.50	1/01/09	1,000	(c)	1,109,850
Unrfdg., Ser. A, M.B.I.A.	Aaa	5.75	1/01/18	1,465		1,605,655
New Jersey St. Trans. Trust Fund Auth. Rev., R.I.T.E.S., PA-646, M.B.I.A. (cost $2,919,980; purchased 4/5/00)	NR	13.2901(g)	12/15/08	2,475	(f)	3,679,657
Trans. Sys., Ser. B, M.B.I.A.	Aaa	6.00	12/15/14	3,425	(c)	3,949,265
New Jersey Wtr. Sup. Auth. Rev., Manasquan Reservoir Wtr. Sup., M.B.I.A.	Aaa	5.00	8/01/20	1,250		1,366,450
Newark Hsg. Auth., Port Auth., Newark Marine Terminal, M.B.I.A.	Aaa	5.00	1/01/34	3,000		3,160,650
Newark New Jersey, G.O., F.S.A	Aaa	5.00	10/01/22	2,000		2,178,420
North Bergen Twnshp. Mun. Util. Auth. Swr. Rev., M.B.I.A.	Aaa	5.25	12/15/17	1,800		2,013,858
Port Auth. of New York & New Jersey, Cons. Ser. 127, A.M.B.A.C., A.M.T.	Aaa	5.50	12/15/15	3,000		3,321,900
Cons., Ser. 135	A1	5.00	3/15/39	2,380		2,521,348
Puerto Rico Comnwlth. Hwy. & Trans. Auth. Trans. Rev., Ser. J	Baa2	5.50	7/01/23	1,320		1,468,117
Puerto Rico Pub. Fin. Corp., Comnwlth. Approp., Ser. A, M.B.I.A.	Aaa	5.50	8/01/17	1,500	(c)	1,671,150
Rutgers - The St. Univ. of New Jersey, Ser. A	Aa3	6.40	5/01/13	2,000	(c)	2,292,220
Tobacco Settlement Fin. Corp., Asset Bkd.	Baa3	6.125	6/01/42	2,000		2,151,080
Virgin Islands Pub. Fin. Auth. Rev., Ser. A	BBB(d)	6.50	10/01/24	750		849,345

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	11

Portfolio of Investments

as of August 31, 2005 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Washington Twnshp. New Jersey Brd. Of Ed. Mercer Cnty., G.O., F.S.A.	Aaa	5.00%	1/01/21	$2,710	$2,951,759
West Morris Reg. High Sch.,
G.O., M.B.I.A.	Aaa	5.00	5/01/23	2,145	2,316,986
G.O., M.B.I.A.	Aaa	5.00	5/01/24	2,246	2,420,964

Total long-term investments (cost $132,489,404)					142,099,887

SHORT-TERM INVESTMENTS 2.0%

Municipal Bonds
Mun. Secs. Trust Cert., G.O., Ser. 2001-174 Cert. Class A, F.R.D.D.	A-1(d)	2.28(b)	9/01/05	425	425,000
Port Auth. New York & New Jersey Spec. Oblig. Rev., Versatile Structure Oblig., Ser. 2, F.R.D.D.	VMIG1	2.30(b)	9/01/05	1,800	1,800,000
Versatile Structure Oblig., Ser. 6, F.R.D.D., A.M.T.	VMIG1	2.37(b)	9/01/05	800	800,000

Total short-term investments (cost $3,025,000)					3,025,000

Total Investments 98.7% (cost $135,514,403; Note 5)					145,124,887
Other assets in excess of liabilities 1.3%(h)					1,864,783

Net Assets 100%					$146,989,670

(a)	The following abbreviations are used in portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

CONNIE LEE—College Construction Loan Insurance Association.

C.O.P.—Certificates of Participation.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.R.D.D.—Floating Rate (Daily) Demand Note(b).

F.S.A.—Financial Security Assurance.

G.O.—General Obligation.

M.B.I.A.—Municipal Bond Insurance Corporation.

See Notes to Financial Statements.

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R.I.T.E.S.—Residual Interest Tax Exempt Securities Receipts.

NR—Not Rated by Moody’s or Standard & Poor’s.

The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

(b)	For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted. Rate shown is the rate in effect at August 31, 2005.
(c)	Prerefunded. All or partial prerefunded issues are secured by escrowed cash and/ or direct U.S. guaranteed obligations.
(d)	Standard & Poor’s Rating.
(e)	Partial principal amount pledged as collateral for financial futures contracts.
(f)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid security is $8,011,180. The aggregate value of, $8,922,057 represents 6.1% of net assets.
(g)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate in effect at August 31, 2005.
(h)	Other assets in excess of liabilities include net unrealized appreciation (depreciation) on financial futures and interest rate swap as follows:

Open futures contracts outstanding at August 31, 2005:

Number of Contracts	Type	Expiration Date	Value at August 31, 2005	Value at Trade Date	Unrealized Appreciation/ Depreciation
	Long Positions:
45	U.S. Treasury 10 yr. Notes	Dec. 2005	$5,043,516	$5,000,039	$43,477
26	U.S. Treasury Bonds	Sep. 2005	3,077,750	3,050,406	27,344

	Short Positions:
71	U.S. Treasury 5 yr. Notes	Dec. 2005	7,694,625	7,609,530	(85,095)
12	U.S. Treasury 2 yr. Notes	Dec. 2005	2,485,125	2,476,281	(8,844)

					$(23,118)

Interest rate swap agreement outstanding at August 31, 2005:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Floating Rate	Unrealized Appreciation
Morgan Stanley Capital Services, Inc.(i)	03/17/2021	$850,000	3.865%	BMA Municipal Swap Index	$11,592

(i)	Portfolio pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	13

Portfolio of Investments

as of August 31, 2005 Cont’d.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2005 were as follows:

Transportation	25.5%
Lease-Backed Certificate of Participation	15.0
Healthcare	11.3
General Obligation	10.2
Special Tax/Assessment District	9.7
Education	8.5
Water & Sewer	5.9
Corporate-Backed IDB & PCR	5.7
Other	3.4
Short-Term Investments	2.0
Tobacco	1.5

Total Investments	98.7
Other assets in excess of liabilities	1.3

Total	100.0%

Industry classification is subject to change.

See Notes to Financial Statements.

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Financial Statements

AUGUST 31, 2005	ANNUAL REPORT

Dryden Municipal Series Fund

New Jersey Series

Statement of Assets and Liabilities

August 31, 2005

Assets
Investments, at value (cost $135,514,403)	$145,124,887
Cash	126,455
Receivable for investments sold	3,507,233
Interest receivable	1,787,519
Unrealized appreciation on interest rate swaps	11,592
Receivable for Series shares sold	289
Prepaid expenses	1,014

Total assets	150,558,989

Liabilities
Payable for investments purchased	3,194,610
Accrued expenses	132,529
Dividends payable	87,742
Management fee payable	62,155
Distribution fee payable	36,644
Payable for Series shares reacquired	28,836
Transfer agent fee payable	13,260
Deferred trustees’ fees	10,687
Due to broker-variation margin	2,856

Total liabilities	3,569,319

Net Assets	$146,989,670

Net assets were comprised of:
Shares of beneficial interest, at par	$133,843
Paid-in capital in excess of par	136,360,268

136,494,111
Overdistributed net investment income	(32,744)
Accumulated net realized gain on investments	929,345
Net unrealized appreciation on investments	9,598,958

Net assets, August 31, 2005	$146,989,670

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($117,880,337 ÷ 10,736,649 shares of beneficial interest issued and outstanding)	$10.98
Maximum sales charge (4% of offering price)	0.46

Maximum offering price to public	$11.44

Class B
Net asset value, offering price and redemption price per share ($19,386,464 ÷ 1,765,039 shares of beneficial interest issued and outstanding)	$10.98

Class C
Net asset value, offering price and redemption price per share ($5,546,471 ÷ 505,014 shares of beneficial interest issued and outstanding)	$10.98

Class Z
Net asset value, offering price and redemption price per share ($4,176,398 ÷ 377,603 shares of beneficial interest issued and outstanding)	$11.06

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	17

Statement of Operations

Year Ended August 31, 2005

Net Investment Income
Income
Interest	$7,530,853

Expenses
Management fee	764,869
Distribution fee—Class A	303,315
Distribution fee—Class B	109,895
Distribution fee—Class C	42,791
Custodian’s fees and expenses	113,000
Transfer agent’s fees and expenses (including affiliated expenses of $55,420)	74,000
Reports to shareholders	57,000
Registration fees	49,000
Legal fees and expenses	41,000
Audit fee	23,000
Trustees’ fees	14,000
Miscellaneous expenses	11,867

Total expenses	1,603,737
Less: Custodian fee credit (Note 1)	(487)

Net expenses	1,603,250

Net investment income	5,927,603

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	808,645
Financial futures transactions	709,689

1,518,334

Net change in unrealized appreciation (depreciation) on:
Investments	(742,627)
Financial futures contracts	(391,799)
Interest rate swap	11,592

(1,122,834)

Net gain on investments	395,500

Net Increase In Net Assets Resulting From Operations	$6,323,103

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment income	$5,927,603	$6,816,742
Net realized gain on investment transactions	1,518,334	777,147
Net change in unrealized appreciation (depreciation) on investments	(1,122,834)	1,066,243

Net increase in net assets resulting from operations	6,323,103	8,660,132

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(4,755,516)	(5,311,157)
Class B	(807,361)	(1,107,682)
Class C	(195,207)	(212,928)
Class Z	(164,765)	(164,918)

	(5,922,849)	(6,796,685)

Distributions from net realized gains
Class A	(855,442)	(1,422,241)
Class B	(163,504)	(337,523)
Class C	(40,158)	(65,597)
Class Z	(27,913)	(43,378)

	(1,087,017)	(1,868,739)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	5,111,278	12,069,513
Net asset value of shares issued in reinvestment of dividends and distributions	4,144,191	5,057,809
Cost of shares reacquired	(22,348,182)	(32,703,590)

Net decrease in net assets from Series share transactions	(13,092,713)	(15,576,268)

Total decrease	(13,779,476)	(15,581,560)

Net Assets
Beginning of year	160,769,146	176,350,706

End of year	$146,989,670	$160,769,146

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	19

Notes to Financial Statements

Dryden Municipal Series Fund (the “Fund”), is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984, and consists of four series. These financial statements relate only to New Jersey Series (the “Series”). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations in March 1988.

The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and New Jersey state income taxes with the minimum of risk by investing in “investment grade” tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which

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reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not represent fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by the other mutual funds to calculate their net asset values.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dryden Municipal Series Fund/New Jersey Series	21

Notes to Financial Statements

Cont’d

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gains or losses on purchased options is included in net realized gain or loss on investment transactions. Gains or losses on written options is presented separately as net realized gain or loss on written option transactions.

The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Interest Rate Swaps: The Series may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Net interest payments/receipts are included in the interest income in the Statement of Operations. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain or loss

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equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any.

The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

Written options, future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Inverse Floaters: The Series invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. At the time the Series enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dryden Municipal Series Fund/New Jersey Series	23

Notes to Financial Statements

Cont’d

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated realized gain or loss and paid-in capital in excess of par, when appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested cash earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimate: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI on behalf of the Series. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series up to $1 billion and .45 of 1% of the average daily net assets of the Series in excess of $1 billion. The effective management fee rate was .50 of 1% for the year ended August 31, 2005.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as distributor of the Series. The Series compensates

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PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares pursuant to plans of distribution, (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50% of 1% and up to 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended August 31, 2005, PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the Class A shares and Class C shares, respectively.

PIMS advised the Series that it has received approximately $31,700 in front-end sales charges resulting from sales of Class A Shares, during the year ended August 31, 2005. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that during the year ended August 31, 2005, it received approximately $22,800 and $2,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. For the period May 1, 2004 through October 29, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration of the revised SCA is October 28, 2005. The Series did not borrow any amounts pursuant to the SCA during the fiscal year ended August 31, 2005.

Dryden Municipal Series Fund/New Jersey Series	25

Notes to Financial Statements

Cont’d

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended August 31, 2005, the Fund incurred approximately $17,000 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2005, were $28,425,010 and $37,475,992, respectively.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments.

For the year ended August 31, 2005, the adjustments were to increase overdistributed net investment income by $61 and increase accumulated net realized gain by $61 primarily due to the difference in the treatment of accreting market discount between financial and tax reporting. Net investment income, net realized gains and net assets were not affected by this change.

Tax character of distributions paid during the year ended August 31, 2005 were:

Year Ended August 31,	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
2005	$5,912,967	$50,822	$1,046,077	$7,009,866
2004	$6,796,685	$196,617	$1,672,122	$8,665,424

26	Visit our website at www.jennisondryden.com

As of August 31, 2005, the components of distributable earnings on a tax basis were $64,652 of tax-exempt income (includes a timing difference of $87,742 for dividends payable), $122,022 of ordinary income and $744,510 of long-term capital gains.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of August 31, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$135,473,675	$9,712,017	$60,805	$9,651,212	$11,592	$9,662,804

The difference between book and tax basis was primarily attributable to the difference in the treatment of accretion of market discount. The other cost basis adjustment was primarily attributable to appreciation on swaps.

Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum initial sales charge of 4%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Prior to February 2, 2004 Class C shares are sold with a front-end sales charge of 1% and a CDSC of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to an initial sales charge and the CDSC for Class C shares will be 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Dryden Municipal Series Fund/New Jersey Series	27

Notes to Financial Statements

Cont’d

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2005:
Shares sold	287,410	$3,147,458
Shares issued in reinvestment of dividends and distributions	301,427	3,306,517
Shares reacquired	(1,670,602)	(18,335,775)

Net increase (decrease) in shares outstanding before conversion	(1,081,765)	(11,881,800)
Shares issued upon conversion from Class B	325,370	3,572,096

Net increase (decrease) in shares outstanding	(756,395)	$(8,309,704)

Year ended August 31, 2004:
Shares sold	745,138	$8,261,753
Shares issued in reinvestment of dividends and distributions	354,563	3,931,531
Shares reacquired	(2,068,714)	(22,824,785)

Net increase (decrease) in shares outstanding before conversion	(969,013)	(10,631,501)
Shares issued upon conversion from Class B	275,466	3,041,591

Net increase (decrease) in shares outstanding	(693,547)	$(7,589,910)

Class B
Year ended August 31, 2005:
Shares sold	71,713	$789,209
Shares issued in reinvestment of dividends and distributions	50,589	555,094
Shares reacquired	(258,302)	(2,829,665)

Net increase (decrease) in shares outstanding before conversion	(136,000)	(1,485,362)
Shares reacquired upon conversion into Class A	(325,340)	(3,572,096)

Net increase (decrease) in shares outstanding	(461,340)	$(5,057,458)

Year ended August 31, 2004:
Shares sold	101,347	$1,124,634
Shares issued in reinvestment of dividends and distributions	73,703	818,554
Shares reacquired	(686,329)	(7,548,870)

Net increase (decrease) in shares outstanding before conversion	(511,279)	(5,605,682)
Shares reacquired upon conversion into Class A	(275,345)	(3,041,591)

Net increase (decrease) in shares outstanding	(786,624)	$(8,647,273)

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Class C	Shares	Amount
Year ended August 31, 2005:
Shares sold	24,396	$267,605
Shares issued in reinvestment of dividends and distributions	14,382	157,792
Shares reacquired	(69,094)	(756,733)

Net increase (decrease) in shares outstanding	(30,316)	$(331,336)

Year ended August 31, 2004:
Shares sold	94,295	$1,050,261
Shares issued in reinvestment of dividends and distributions	17,453	193,699
Shares reacquired	(108,615)	(1,198,156)

Net increase (decrease) in shares outstanding	3,133	$45,804

Class Z
Year ended August 31, 2005:
Shares sold	82,189	$907,006
Shares issued in reinvestment of dividends and distributions	11,309	124,788
Shares reacquired	(38,801)	(426,009)

Net increase (decrease) in shares outstanding	54,697	$605,785

Year ended August 31, 2004:
Shares sold	145,766	$1,632,865
Shares issued in reinvestment of dividends and distributions	10,152	114,025
Shares reacquired	(103,149)	(1,131,779)

Net increase (decrease) in shares outstanding	52,769	$615,111

Dryden Municipal Series Fund/New Jersey Series	29

Financial Highlights

Class A
Year Ended August 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.03

Income from investment operations
Net investment income	.43
Net realized and unrealized gain (loss) on investment transactions	.03

Total from investment operations	.46

Less Distributions
Dividends from net investment income	(.43)
Distributions from net realized gains on investment transactions	(.08)

Total distributions	(.51)

Net asset value, end of year	$10.98

Total Return(a):	4.25%
Ratios/Supplemental Data:
Net assets, end of year (000)	$117,880
Average net assets (000)	$121,326
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.00%
Expenses, excluding distribution and service (12b-1) fees	.75%
Net investment income	3.92%
For Class A, B, C and Z shares:
Portfolio turnover rate	19%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.
(c)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2003 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.80% to 4.81%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class A
Year Ended August 31
2004	2003	2002(c)	2001

$11.02	$11.25	$11.23	$10.65

.44	.47	.53	.52
.13	(.18)	.04	.58

.57	.29	.57	1.10

(.44)	(.47)	(.53)	(.52)
(.12)	(.05)	(.02)	—

(.56)	(.52)	(.55)	(.52)

$11.03	$11.02	$11.25	$11.23

5.27%	2.57%	5.24%	10.67%

$126,714	$134,271	$140,190	$140,608
$132,308	$139,372	$137,516	$132,389

.95%	.94%	.91%	.95%
.70%	.69%	.66%	.70%
4.02%	4.20%	4.81%	4.77%

24%	42%	25%	22%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	31

Financial Highlights

Cont’d

Class B
Year Ended August 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.03

Income from investment operations
Net investment income	.40
Net realized and unrealized gain (loss) on investment transactions	.03

Total from investment operations	.43

Less Distributions
Dividends from net investment income	(.40)
Distributions from net realized gains on investment transactions	(.08)

Total distributions	(.48)

Net asset value, end of year	$10.98

Total Return(a):	3.99%
Ratios/Supplemental Data:
Net assets, end of year (000)	$19,386
Average net assets (000)	$21,979
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.25%
Expenses, excluding distribution and service (12b-1) fees	.75%
Net investment income	3.68%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2003 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.55% to 4.56%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class B
Year Ended August 31,
2004	2003	2002(b)	2001

$11.02	$11.25	$11.24	$10.66

.42	.44	.50	.49
.13	(.18)	.03	.58

.55	.26	.53	1.07

(.42)	(.44)	(.50)	(.49)
(.12)	(.05)	(.02)	—

(.54)	(.49)	(.52)	(.49)

$11.03	$11.02	$11.25	$11.24

5.01%	2.31%	4.98%	10.29%

$24,565	$33,217	$37,188	$37,621
$29,407	$35,925	$35,743	$40,214

1.20%	1.19%	1.16%	1.20%
.70%	.69%	.66%	.70%
3.77%	3.96%	4.56%	4.52%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	33

Financial Highlights

Cont’d

Class C
Year Ended August 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.03

Income from investment operations
Net investment income	.37
Net realized and unrealized gain (loss) on investment transactions	.03

Total from investment operations	.40

Less Distributions
Dividends from net investment income	(.37)
Distributions from net realized gains on investment transactions	(.08)

Total distributions	(.45)

Net asset value, end of year	$10.98

Total Return(a):	3.73%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,546
Average net assets (000)	$5,706
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.50%
Expenses, excluding distribution and service (12b-1) fees	.75%
Net investment income	3.42%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% on the average daily net assets of the Class C shares.
(c)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2003 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.30% to 4.31%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class C
Year Ended August 31,
2004	2003	2002(c)	2001

$11.02	$11.25	$11.24	$10.66

.39	.42	.47	.47
.13	(.18)	.03	.58

.52	.24	.50	1.05

(.39)	(.42)	(.47)	(.47)
(.12)	(.05)	(.02)	—

(.51)	(.47)	(.49)	(.47)

$11.03	$11.02	$11.25	$11.24

4.75%	2.05%	4.73%	10.02%

$5,904	$5,865	$5,598	$2,956
$6,066	$6,015	$4,101	$2,390

1.45%	1.44%	1.41%	1.45%
.70%	.69%	.66%	.70%
3.52%	3.70%	4.31%	4.27%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	35

Financial Highlights

Cont’d

Class Z
Year Ended August 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.11

Income from investment operations
Net investment income	.46
Net realized and unrealized gain (loss) on investment transactions	.03

Total from investment operations	.49

Less Distributions
Dividends from net investment income	(.46)
Distributions from net realized gains on investment transactions	(.08)

Total distributions	(.54)

Net asset value, end of year	$11.06

Total Return(a):	4.50%
Ratios/Supplemental Data:
Net assets, end of year (000)	$4,176
Average net assets (000)	$3,952
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.75%
Expenses, excluding distribution and service (12b-1) fees	.75%
Net investment income	4.17%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 5.03% to 5.04%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class Z
Year Ended August 31,
2004	2003	2002(b)	2001

$11.10	$11.33	$11.31	$10.73

.47	.50	.56	.55
.13	(.18)	.04	.58

.60	.32	.60	1.13

(.47)	(.50)	(.56)	(.55)
(.12)	(.05)	(.02)	—

(.59)	(.55)	(.58)	(.55)

$11.11	$11.10	$11.33	$11.31

5.52%	2.84%	5.58%	10.80%

$3,587	$2,998	$1,147	$312
$3,877	$2,463	$598	$194

.70%	.69%	.66%	.70%
.70%	.69%	.66%	.70%
4.25%	4.41%	5.04%	5.03%

See Notes to Financial Statements.

Dryden Municipal Series Fund/New Jersey Series	37

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Dryden Municipal Series Fund—New Jersey Series:

We have audited the accompanying statement of assets and liabilities of the Dryden Municipal Series Fund—New Jersey Series (one of the portfolios constituting Dryden Municipal Series Fund, hereafter referred to as the “Series”), including the portfolio of investments, as of August 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended August 31, 2004 were audited by another independent registered public accounting firm, whose report dated October 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series as of August 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 25, 2005

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (August 31, 2005) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2005, dividends paid from net investment income totalling $.43 per Class A share, $.40 per Class B share, $.37 per Class C shares and $.46 per Class Z were all federally tax-exempt interest dividends. The Fund also paid dividends from ordinary income of $.0036 per Class A, B, C and Z share. In addition, the Fund paid long-term capital gain distributions of $.0741 per Class A, B, C and Z share. Further, we wish to advise you that 0% of the ordinary income dividend paid in the fiscal year ended August 31, 2005 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2006, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar 2005.

Dryden Municipal Series Fund/New Jersey Series	39

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (53), Trustee since 2005(3) Oversees 88 portfolios in Fund complex.

Principal Occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd.; formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (since September 2002) and Simon Property Group, Inc. (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Trustee since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999- December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Trustee since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers, Vice-Chairman of Continental Telecom and Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Trustee since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Trustee since 1993(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

40	Visit our website at www.jennisondryden.com

Robin B. Smith (66), Trustee since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Trustee since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (66), Trustee since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (57), President since 2003 and Trustee since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of PI; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of PI; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (58), Vice President and Trustee since 1996(3) Oversees 160 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (52), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Dryden Municipal Series Fund/New Jersey Series	41

Management of the Fund

(Unaudited) Cont’d.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Deborah A. Docs (47), Secretary since 1998(3)

Principal occupations (last 5 years): Vice President and Corporates Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Maryanne Ryan (41), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities Corporation; Vice President and Bank Secrecy Act Officer (since July 2002) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of PI.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

42	Visit our website at www.jennisondryden.com

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Dryden Municipal Series Fund oversees the management of the New Jersey Series (the “Fund”), and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including a majority of the Independent Trustees, met on May 24, 2005 and June 23, 2005 and approved the renewal of the agreements through July 31, 2006, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. Peer Universes and Peer Groups are mutual funds grouped by investment style. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 24, 2005 and June 23, 2005.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Dryden Municipal Series Fund/New Jersey Series

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of New Jersey Series

The Board received and considered information about the Fund’s historical performance, noting that, for periods ending December 31, 2004, the Fund had achieved performance that was in the second quartile for the three and five-year periods and performance that was in the fourth quartile over the one-year period. This performance was in relation to the group of comparable funds in a Peer Universe. The

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Board also noted that the Fund’s underperformance was primarily attributable to a decision by PIM to maintain positions in short- and intermediate-duration bonds in order to avoid realizing capital gains, and to the decision to underweight the tobacco sector, which performed well for the period. The Board noted that PIM had begun to implement strategies in order to address the Fund’s underperformance, and that PIM had recently hired a new lead portfolio manager.

The Board expressed disappointment over the Fund’s short-term performance, but concluded that the Fund’s long-term performance was satisfactory and that it was reasonable to approve the continuance of the management and subadvisory agreements as well as the performance record being developed by the new lead portfolio manager.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee of 0.500% ranked in the second quartile in its Peer Group. The Board concluded that the management and subadvisory fees are reasonable.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular investment manager, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the investment manager’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at

Dryden Municipal Series Fund/New Jersey Series

Approval of Advisory Agreements (continued)

the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	0.08%	4.71%	4.93% (4.90)	6.04% (5.84)
Class B	–0.99	5.12	5.04 (5.02)	6.31 (5.84)
Class C	2.73	5.02	4.78 (4.76)	4.95 (4.89)
Class Z	4.50	5.82	N/A	5.50 (5.49)

Average Annual Total Returns (Without Sales Charges) as of 8/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	4.25%	5.56%	5.36% (5.33)	6.32% (6.12)
Class B	3.99	5.28	5.04 (5.02)	6.31 (5.84)
Class C	3.73	5.02	4.78 (4.76)	4.95 (4.89)
Class Z	4.50	5.82	N/A	5.50 (5.49)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, 1/22/90; Class B, 3/4/88; Class C, 8/1/94; and Class Z, 12/6/96.

The graph compares a $10,000 investment in the Dryden Municipal Series Fund/New Jersey Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1995) and the account values at the end of the current fiscal year (August 31, 2005), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for 12 months from the date of purchase and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Series’ returns would have been lower, as indicated in parentheses.

Dryden Municipal Series Fund/New Jersey Series

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Series’ investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Series’ website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN
Through September 11, 2005	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171
Effective September 12, 2005	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

An investor should consider the investment objectives, risks, charges, and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Municipal Series Fund/New Jersey Series, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Series’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Series will provide a full list of its portfolio holdings as of the end of each month on its website at www.jennisondryden.com approximately 30 days after the end of the month.

The Series’ Statement of Additional Information contains additional information about the Series’ Trustees and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Municipal Series Fund/New Jersey Series
Share Class	A	B	C	Z
NASDAQ	PRNJX	PBNJX	PCNJX	PZNJX
CUSIP	262468804	262468887	262468879	262468861

MF138E    IFS-A110267    Ed. 10/2005

Dryden Municipal Series Fund/ Florida Series

AUGUST 31, 2005	ANNUAL REPORT

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from federal income taxes consistent with the preservation of capital and invest in securities that will enable its shares to be exempt from the Florida intangibles tax

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

October 14, 2005

Dear Shareholder:

We hope you find the annual report for the Florida Series informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Municipal Series Fund/Florida Series

Dryden Municipal Series Fund/Florida Series	1

Your Series’ Performance

Series objective

The investment objective of the Dryden Municipal Series Fund/Florida Series (the Series) is to maximize current income that is exempt from federal income taxes consistent with the preservation of capital and to invest in securities that will enable its shares to be exempt from the Florida intangibles tax. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Cumulative Total Returns[1] as of 8/31/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	3.71%	28.97%	69.42% (67.28)	145.26% (125.96)
Class B	3.45	27.39	64.45 (62.37)	76.51 (71.54)
Class C	3.19	25.82	60.41 (58.38)	72.95 (65.05)
Class Z	3.97	30.70	N/A	56.31 (55.85)
Lehman Brothers Municipal Bond Index[3]	5.31	36.19	82.55	***
Lipper Florida (FL) Muni Debt Funds Avg.[4]	4.73	29.87	66.59	****

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–1.61%	4.30%	4.83% (4.71)	5.92% (5.32)
Class B	–2.73	4.73	4.95 (4.82)	5.14 (4.87)
Class C	0.90	4.64	4.69 (4.56)	4.53 (4.11)
Class Z	2.74	5.46	N/A	5.12 (5.08)
Lehman Brothers Municipal Bond Index[3]	4.05	6.34	6.06	***
Lipper Florida (FL) Muni Debt Funds Avg.[4]	3.74	5.38	5.10	****

Distributions and Yields[1] as of 8/31/05
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield[5] at Tax Rates of
			33%	35%
Class A	$0.53	2.56%	3.82%	3.94%
Class B	$0.50	2.42	3.61	3.72
Class C	$0.47	2.18	3.25	3.35
Class Z	$0.55	2.92	4.36	4.49

2	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.3%, 0.5%, and 1.0% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expenses subsidization, the Series’ returns would be lower, as indicated in parentheses.

2Inception dates: Class A, 12/28/90; Class B, 8/1/94; Class C, 7/26/93; and Class Z, 12/6/96.

3The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

4The Lipper FL Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper FL Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in Florida.

5Taxable equivalent yields reflect federal and applicable state tax rates.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total returns as of 8/31/05 are 165.88% for Class A, 99.42% for Class B, 103.16% for Class C, and 66.12% for Class Z. Lehman Brothers Municipal Bond Index Closest Month-End to Inception average annual total returns as of 9/30/05 are 6.81% for Class A, 6.31% for Class B, 5.94% for Class C, and 5.83% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/05 are 140.78% for Class A, 82.30% for Class B, 83.61% for Class C, and 51.94% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/05 are 6.09% for Class A, 5.47% for Class B, 5.06% for Class C, and 4.78% for Class Z.

Dryden Municipal Series Fund/Florida Series	3

Your Series’ Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 8/31/05
Florida St. Dept. Environ. Prot. Pres. Rev., 7/01/17, 5.25%	5.3%
Florida St. Corr. Priv. Cmnty. Ser. A, A.M.B.A.C., 8/01/17, 5.00%	4.1
Palm Beach Cnty., Florida Sch. Brd., Ser. A., F.G.I.C., 8/01/24, 5.00%	3.8
Osceola Cnty., Infrastructure Sales Surtax, A.M.B.A.C., 10/01/17, 5.375%	3.7
Miami Homeland Defense/Neighborhood, M.B.I.A., G.O., 1/01/20, 5.50%	3.6

Issues are subject to change.

Credit Quality expressed as a percentage of net assets as of 8/31/05
Aaa	72.6%
Aa	8.9
A	6.2
Baa	4.7
Not Rated	6.7
Total Investments	99.1
Other assets in excess of liabilities	0.9
Net Assets	100.0%

Source: Moody’s rating, defaulting to S&P when not rated by Moody’s. Credit quality is subject to change.

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Investment Adviser’s Report

Prudential Investment Management, Inc.

Key national and local factors influence municipal market

The Federal Reserve’s latest campaign to boost short-term interest rates was one of the most significant developments to affect the municipal bond market during the Series’ fiscal year that began September 1, 2004. At the local level, Florida’s finances remained in balance as the Sunshine State was well served by its practice of conservative financial management and strict oversight of its tax collections. For the 12-month reporting period ended August 31, 2005, the municipal bond market returned 5.31%, outperforming the U.S. Treasury market that returned 4.12%, based on the Lehman Brothers Municipal Bond Index (the Index) and the Lehman Brothers U.S. Treasury Index respectively.

The Series’ holdings were diversified across many sectors of the Florida municipal securities market to spread risk. However, an overweight exposure to municipal bonds in the 10-year maturity category and an underweight exposure to the healthcare sector detracted from the Series’ returns, which caused it to underperform the Index. The Series also trailed its Lipper Florida Muni Debt Funds Average.

Federal Reserve Chairman notes unusual market behavior

Fed policymakers hoped to gradually withdraw some of the excessive monetary stimulus from the U.S. economy to curb mounting inflationary pressures. They raised the target for the federal funds rate on overnight loans between banks eight times by a quarter percentage point, lifting the key rate from 1.50% to 3.50%. Short-term municipal bond yields rose considerably as these bond yields are the most sensitive to changes in the federal funds rate. (This caused their prices to decline because bond prices move in the opposite direction of their yields.) Overall, intermediate-term municipal bond yields declined slightly while, surprisingly, long-term municipal bond yields declined significantly. Even Fed Chairman Alan Greenspan, while speaking to Congress in February 2005, admitted he was puzzled by the unusual behavior of long-term interest rates in general.

Too large an exposure to intermediate-term municipal bonds

The change in yields created a pronounced flattening in the slope of the municipal bond yield curve, which shows yields on tax-exempt bonds from the shortest to the longest maturities. The change in yields also meant that short- and intermediate-term municipal bonds underperformed long-term municipal bonds for the reporting period.

Dryden Municipal Series Fund/Florida Series	5

Investment Adviser’s Report (continued)

As previously mentioned, the Series’ overweight exposure to municipal bonds in the 10-year (intermediate) maturity category hurt its performance relative to the Index. Nevertheless, the Series continues to have an overweight exposure to these bonds for two key reasons:

■	Selling a large amount of these bonds to purchase longer-term municipal bonds would have resulted in realized capital gains that would have lessened the advantage of the Series’ tax-exempt dividend payments.

■	The intermediate-term municipal bonds provided the Series with attractive interest income.

Series held too few healthcare municipal bonds

Healthcare was among the best performing sectors in the municipal bond market as investors took advantage of their relatively attractive yields in what was essentially a low-interest-rate environment. In addition, the sector generally benefited from an absence of major negative credit events. The Series held bonds of Mahoning County Ohio Hospital Facilities issued on behalf of Forum Health, which includes several medical facilities. Even after these bonds were downgraded one notch by Standard & Poor’s Ratings Services early in the reporting period, they still performed well amid the strong demand for long-term municipal bonds with attractive yields. The Series had a considerable position in healthcare bonds, but its exposure was still smaller than that of the Index, which detracted from its relative performance.

Multifamily housing bonds pressured Series

Multifamily housing projects are sometimes burdened by weakening occupancy rates. Such was the case with Florida Housing Finance Corp. bonds that were issued for the Westchase Apartments, which experienced financial pressure as occupancy in the rental facility declined. The bonds also declined in value, and we sold them at a loss.

Series’ emphasis on special tax bonds worked well

The Series’ position in special tax/assessment district bonds was among its largest sector concentrations and represented an overweight exposure relative to the Index. The bonds help finance the development of public infrastructure for residential communities in Florida where special taxes levied on parcels of land are sufficient to pay debt service on the bonds. The sector benefited from a fundamentally strong real estate market and investors’ search for municipal debt securities with attractive yields. Our investment strategy of maintaining a heavy emphasis on bonds such as those of Greyhawk Landing Community Development District and Indigo Community Development District was a positive for the Series.

Hurricane season and the Series

Near the end of the reporting period, Hurricane Katrina caused widespread destruction in the Gulf Coast and Hurricane Rita hit the region in late September. These storms had no impact on bonds held by the Series. Hurricane Wilma hit Florida in October, well after the end of the reporting period. In the immediate aftermath of Wilma, the Florida municipal bond market is generally holding up quite well as are bonds held by the Series. However, it is still too early to determine the long-term impact of these storms.

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Fees and Expenses (Unaudited)

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2005, at the beginning of the period, and held through the six-month period ended August 31, 2005.

The Series’ transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and

Dryden Municipal Series Fund/Florida Series	7

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Municipal Series Fund/ Florida Series		Beginning Account Value March 1, 2005	Ending Account Value August 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,021.42	1.23%	$6.27
	Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26

Class B	Actual	$1,000.00	$1,019.21	1.48%	$7.53
	Hypothetical	$1,000.00	$1,017.74	1.48%	$7.53

Class C	Actual	$1,000.00	$1,017.90	1.73%	$8.80
	Hypothetical	$1,000.00	$1,016.48	1.73%	$8.79

Class Z	Actual	$1,000.00	$1,021.68	0.98%	$4.99
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

* Series expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2005, and divided by the 365 days in the Series’ fiscal year ended August 31, 2005 (to reflect the six-month period).

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Portfolio of Investments

as of August 31, 2005

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LONG-TERM INVESTMENTS 99.1%
Alvin Indpt. Sch. Dist.,
Schoolhouse, Ser. A, G.O., P.S.F.G.	Aaa	5.00%	2/15/22	$1,010		$1,079,589
Arbor Greene Cmnty. Dev. Dist.,
Florida Assmt. Rev.	NR	5.75	5/01/06	41		41,371
Florida Assmt. Rev.	NR	6.30	5/01/19	280		290,371
Bayside Impvt. Cmnty. Dev. Dist., Florida Cap. Impvt. Rev., Ser. A	NR	6.30	5/01/18	515		533,205
Collier Cnty. Sch. Brd., C.O.P., F.S.A.	Aaa	5.375	2/15/21	1,000	(b)	1,114,520
Courtland Indl. Dev. Brd. Solid Wste. Disp. Rev., Rfdg., Intl. Paper Co. Projs., Ser. A, A.M.T.	Baa2	5.20	6/01/25	500		502,425
Dade Cnty. Aviation Dept. Rev., Ser. B, A.M.T., M.B.I.A.	Aaa	6.00	10/01/24	1,500	(b)	1,533,135
Dade Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp. of Miami Proj., Ser. A, E.T.M., M.B.I.A.	Aaa	6.75	5/01/08	275	(b)(d)	290,499
Florida St. Brd. Ed. Cap. Outlay, Pub. Ed., Ser. C, F.G.I.C., G.O.	Aaa	5.50	6/01/16	1,000		1,116,470
Florida St. Brd. Ed. Lottery Rev., Ser. A, F.G.I.C.	Aaa	5.75	7/01/19	1,500		1,673,535
Florida St. Corr. Priv. Cmnty., Ser. A, A.M.B.A.C.	Aaa	5.00	8/01/17	2,270		2,467,149
Florida St. Dept. Environ. Prot. Pres. Rev., Florida Forever, Ser. A, M.B.I.A.	Aaa	5.25	7/01/17	2,950		3,244,262
Florida St., Rfdg., Dept. of Trans., Right of Way, Ser. A, G.O.	Aa1	5.00	7/01/23	1,500		1,634,880
Golden St. Tobacco Secur. Corp. Tobacco Settlement Rev., Asset Bkd., Ser. A, C.A.B.S., A.M.B.A.C.	Aaa	Zero	6/01/23	500		412,050
Greyhawk Landing Cmnty. Dev. Dist. Rev., Spec. Assmt. Rev., Ser. B	NR	6.25	5/01/09	560		571,883
Highlands Cnty. Florida Hlth. Facs. Auth. Rev., Hosp. Adventist/Sunbelt, Ser. A	A2	6.00	11/15/31	1,000		1,094,190
Hillsborough Cnty. Florida Aviation Auth. Rev., Tampa Int’l. Arpt., Ser. A, A.M.T., M.B.I.A.	Aaa	5.50	10/01/15	1,000		1,111,450

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	9

Portfolio of Investments

as of August 31, 2005 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Hillsborough Cnty. Florida Ind. Dev. Auth., Cigarette Tax Alloc., H Lee Moffitt Cancer Proj., Ser. B, A.M.B.A.C.	Aaa	5.50%	9/01/16	$1,840		$2,063,082
Honolulu City & Cnty. Wste. Wtr. Sys. Rev., Ser. A, F.G.I.C.	Aaa	5.00	7/01/24	500		539,450
Indigo Cmnty. Dev. Dist. Cap. Impvt. Rev., Ser. B	NR	6.40	5/01/06	360		360,810
Jacksonville Elec. Auth. Rev., St. Johns Rvr. Pwr. Park Issue 2, Ser. 7, C.A.B.S.	Aa2	Zero	10/01/10	1,000		840,820
Jacksonville Sales Tax Rev.,
A.M.B.A.C.	Aaa	5.50	10/01/18	1,000		1,112,180
F.G.I.C.	Aaa	5.375	10/01/18	1,000		1,110,740
Jacksonville Swr. & Solid Wste. Disp. Facs. Rev., Anheuser Busch Proj., A.M.T.	A1	5.875	2/01/36	1,000		1,032,640
Jacksonville Wtr. & Swr. Dev. Rev., United Wtr. Proj., A.M.T., A.M.B.A.C.	Aaa	6.35	8/01/25	1,500		1,533,735
Lakeland Elec. & Wtr. Rev.	A+(c)	5.625	10/01/36	1,000	(b)	1,049,760
Leon Cnty. Cap. Impvt. Rev., Rfdg., A.M.B.A.C.	Aaa	5.00	10/01/21	1,775		1,934,892
Mahoning Cnty. Ohio Hosp. Facs. Rev., Forum Hlth. Oblig. Grp., Ser. A	Baa1	6.00	11/15/32	750		821,543
Maryland St. Hlth. & Higher Ed., Facs., Auth. Rev.	A3	6.75	7/01/30	500		561,400
Miami Dade Cnty. Florida Sch. Brd., Ser. A, F.S.A.	Aaa	6.00	10/01/17	1,000	(b)	1,109,180
Miami Homeland Defense/Neighborhood, M.B.I.A., G.O.	Aaa	5.50	1/01/20	2,000		2,213,380
Michigan St. Hosp. Fin. Auth. Rev., Chelsea Cmnty. Hosp. Oblig.	BBB(c)	5.00	5/15/25	415		423,935
Northern Palm Beach Cnty. Dist., Rfdg. Wtr. Ctrl. & Impvt. Unit Dev., Ser. 9-B, M.B.I.A.	Aaa	5.00	8/01/22	1,230		1,348,092
Orlando Util. Cmnty., Wtr. & Elec. Rev., Ser. C	Aa1	5.25	10/01/21	2,000		2,190,240
Osceola Cnty., Infrastructure Sales Surtax, A.M.B.A.C.	Aaa	5.375	10/01/17	1,995		2,218,560

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Palm Beach Cnty. Florida Sch. Brd.,
Ser. A, F.G.I.C.	Aaa	5.00%	8/01/24	$2,150		$2,303,187
Ser. A, F.G.I.C.	Aaa	5.00	8/01/29	1,500		1,594,170
Palm Beach Cnty. Pub. Impvt. Rev., Conv. Ctr. Proj., F.G.I.C.	Aaa	5.50	11/01/14	1,055	(b)	1,182,877
Paseo Cmnty Dev. Dist. Cap. Impvt. Rev., Ser. A	NR	5.40	5/01/36	350		354,221
Pembroke Pines Pub. Impvt. Rev., A.M.B.A.C.	Aaa	5.50	10/01/16	1,360		1,526,002
Polk Cnty. Sch. Dist. Sales Tax Rev.,
Sch. Impvt., F.S.A.	Aaa	5.25	10/01/17	1,000		1,123,920
Sch. Impvt., F.S.A.	Aaa	5.25	10/01/18	1,000		1,121,900
Puerto Rico Comnwlth. Hwy. Trans. Auth. Trans Rev.	Baa2	5.50	7/01/24	1,000		1,113,790
Puerto Rico Comnwlth., Ser. 642B, G.O., R.I.T.E.S., M.B.I.A.	NR	8.37(e)	7/01/12	1,500	(f)	1,946,220
Puerto Rico Elec. Pwr. Auth. Pwr. Rev., Ser. RR, X.L.C.A.	Aaa	5.00	7/01/25	1,000		1,083,970
Puerto Rico Pub. Fin. Corp., Comnwlth. Approp., Ser. E	Aaa	5.70	8/01/25	500	(b)	552,020
Sarasota Cnty. Florida Sch. Brd., C.O.P., F.G.I.C.	Aaa	5.00	7/01/15	1,500		1,667,280
Utah St. Hsg. Fin. Agcy., Sngl. Fam. Mtge., Ser. F, Class II, A.M.T.	Aa2	6.125	1/01/27	695		734,247
Virgin Islands Pub. Fin. Auth. Rev., Gross Rcpts. Taxes Ln. Nts., F.S.A.	Aaa	5.25	10/01/18	1,000		1,121,080
Volusia Cnty. Sch. Brd. Ref., Master Lease Prog., Ser. B, C.O.P., F.S.A.	Aaa	5.00	8/01/22	1,500		1,614,120

Total Investments 99.1% (cost $57,148,632; Note 5)						60,214,427
Other assets in excess of liabilities(g) 0.9%						564,716

Net Assets 100%						$60,779,143

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	11

Portfolio of Investments

as of August 31, 2005 Cont’d.

(a)	The following abbreviations are used in portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

C.O.P.—Certificates of Participation.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.S.A.—Financial Security Assurance.

G.O.—General Obligation.

M.B.I.A.—Municipal Bond Insurance Association.

P.S.F.G.—Public School Funding Guaranty.

R.I.T.E.S.—Residual Interest Tax Exempt Securities Receipts.

X.L.C.A.—XL Capital Assurance.

NR—Not Rated by Moody’s or Standard & Poor’s.

The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

(b)	All or partial prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(c)	Standard & Poor’s Rating.
(d)	Partial principal amount pledged as collateral for financial futures contracts.
(e)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at August 31, 2005.
(f)	Indicates a security that has been deemed illiquid.
(g)	Other assets in excess of liabilities include net unrealized appreciation (depreciation) on financial futures as follows:

Open futures contracts outstanding at August 31, 2005:

Number of Contracts	Type	Expiration Date	Value at August 31, 2005	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
15	U.S. Treasury Bond	Sep. 05	$1,775,625	$1,753,332	$22,293
	Short Positions:
72	U.S. Treasury 10 yr Notes	Dec. 05	8,069,625	7,962,637	(106,988)

					$(84,695)

See Notes to Financial Statements.

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The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2005 were as follows:

Special Tax/Assessment District	33.0%
Lease-Backed Certificate of Participation	20.4
General Obligation	13.1
Power	8.5
Transportation	6.2
Healthcare	5.3
Other	4.7
Water & Sewer	3.4
Corporate-Backed IDB & PCR	2.6
Housing	1.2
Tobacco Appropriated	0.7

Total Investments	99.1
Other assets in excess of liabilities	0.9

Total	100.0%

Industry classification is subject to change.

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	13

Statement of Assets and Liabilities

as of August 31, 2005

Assets
Investments, at value (cost $57,148,632)	$60,214,427
Cash	160,596
Interest receivable	739,644
Prepaid expenses	453

Total assets	61,115,120

Liabilities
Accrued expenses	130,426
Payable for Series shares reacquired	93,317
Dividends payable	32,008
Management fee payable	25,890
Due to broker—variation margin	25,688
Distribution fee payable	16,093
Deferred trustees’ fees	10,092
Transfer agent fee payable	2,463

Total liabilities	335,977

Net Assets	$60,779,143

Net assets were comprised of:
Shares of beneficial interest, at par	$59,082
Paid-in capital in excess of par	57,503,348

57,562,430
Undistributed net investment income	52,429
Accumulated net realized gain on investments	183,184
Net unrealized appreciation on investments	2,981,100

Net assets, August 31, 2005	$60,779,143

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($47,930,998 ÷ 4,659,209 shares of beneficial interest issued and outstanding)	$10.29
Maximum sales charge (4% of offering price)	0.43

Maximum offering price to public	$10.72

Class B
Net asset value, offering price and redemption price per share ($8,070,166 ÷ 784,586 shares of beneficial interest issued and outstanding)	$10.29

Class C
Net asset value and redemption price per share ($3,854,346 ÷ 374,689 shares of beneficial interest issued and outstanding)	$10.29

Class Z
Net asset value, offering price and redemption price per share ($923,633 ÷ 89,743 shares of beneficial interest issued and outstanding)	$10.29

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	15

Statement of Operations

Year Ended August 31, 2005

Net Investment Income
Income
Interest	$3,070,635

Expenses
Management fee	331,816
Distribution fee—Class A	127,108
Distribution fee—Class B	50,151
Distribution fee—Class C	33,456
Custodian’s fees and expenses	106,000
Registration fees	52,000
Legal fees and expenses	38,000
Reports to shareholders	34,000
Transfer agent’s fees and expenses (including affiliated expense of $21,000)	25,000
Audit fee	22,000
Trustees’ fees	12,000
Miscellaneous	11,585

Total operating expenses	843,116
Less: Custodian fee credit (Note 1)	(328)

Total expenses	842,788

Net investment income	2,227,847

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	188,197
Financial futures transactions	(109,079)

79,118

Net change in unrealized appreciation (depreciation) on:
Investments	(15,578)
Financial futures contracts	7,213

(8,365)

Net gain on investments	70,753

Net Increase In Net Assets Resulting From Operations	$2,298,600

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,227,847	$2,657,431
Net realized gain on investments transactions	79,118	1,161,158
Net change in unrealized appreciation (depreciation) on investments	(8,365)	556,594

Net increase in net assets resulting from operations	2,298,600	4,375,183

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(1,808,381)	(2,006,606)
Class B	(333,427)	(467,597)
Class C	(137,043)	(164,335)
Class Z	(39,306)	(45,351)

	(2,318,157)	(2,683,889)

Distributions from net realized gains
Class A	(799,980)	(1,555,970)
Class B	(172,852)	(418,973)
Class C	(75,525)	(153,270)
Class Z	(17,105)	(27,670)

	(1,065,462)	(2,155,883)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	3,401,766	6,965,311
Net asset value of shares issued in reinvestment of dividends and distributions	1,581,782	2,179,459
Cost of shares reacquired	(14,640,480)	(20,282,092)

Net decrease in net assets from Series share transactions	(9,656,932)	(11,137,322)

Total decrease	(10,741,951)	(11,601,911)

Net Assets
Beginning of year	71,521,094	83,123,005

End of year(a)	$60,779,143	$71,521,094

(a) Includes undistributed net investment income of:	$52,429	$143,515

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	17

Notes to Financial Statements

Dryden Municipal Series Fund (the “Fund”), is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of four series. These financial statements relate only to Florida Series (the “Series”). The financial statements of the other series are not present herein. The assets of each Series are invested in separate, independently managed portfolios. The Series commenced investment operations on December 28, 1990. The Series is non-diversified and seeks to achieve its investment objective of providing the maximum amount of income that is exempt from federal income taxes with the minimum of risk, and investing in securities which will enable its shares to be exempt from the Florida intangibles tax by investing in “investment grade” tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series, in the preparation of its financial statements.

Securities Valuation: The Series values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which

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reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. Short-term securities which mature in more than sixty days are valued at current market quotations. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Restricted Securities: The Series may hold up to 10% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities include registration rights under which the Series may demand registration by the issuers. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

Dryden Municipal Series Fund/Florida Series	19

Notes to Financial Statements

Cont’d

The Series invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Inverse Floaters: The Series invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

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The Series, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Written options, financial future contracts and swap contracts involve elements of both market and certain risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as reduction of gross expenses in the accompanying Statement of Operations.

Dryden Municipal Series Fund/Florida Series	21

Notes to Financial Statements

Cont’d

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”) regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of 1%, and .75 of 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Series that they have received approximately $5,200 in front-end sales charges resulting from sales of Class A shares during the year ended

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August 31, 2005. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Series that for the year ended August 31, 2005, they received approximately $30,500 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. For the period from March 1, 2004 through October 29, 2004, the SCA provided for a commitment of $800 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration of the revised SCA is October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2005.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”) an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $7,000 in total networking fees during the year ended August 31, 2005. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2005 were $14,071,804 and $22,918,545, respectively.

Dryden Municipal Series Fund/Florida Series	23

Notes to Financial Statements

Cont’d

Note 5. Distributions and Tax Information

In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments.

For the year ended August 31, 2005, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain by $776 due to the difference in the treatment of accreting market discount and premium amortization between financial and tax reporting. Net investment income, net realized losses and net assets were not affected by this change.

Tax character of distributions paid during the year ended August 31, 2005 were:

Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
$2,226,146	$92,678	$1,064,795	$3.383,619

Tax character of distributions paid during the year ended August 31, 2004 were:

Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
$2,646,188	$494,730	$1,698,854	$4,839,772

As of August 31, 2005, the components of distributable earnings on a tax basis were $94,529 (includes a timing difference of $32,008 for dividends payable) and $90,047 of tax exempt income and long-term capital gains, respectively.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of August 31, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$57,140,191	$3,079,217	$4,981	$3,074,236

The difference between book and tax basis was primarily attributable to the difference in the treatment of accreting market discount and premium amortization.

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Note 6. Capital

The Series offers Class A, Class B, Class C, and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2005:
Shares sold	219,436	$2,263,813
Shares issued in reinvestment of dividends and distributions	113,805	1,170,316
Shares reacquired	(1,001,385)	(10,296,118)

Net increase (decrease) in shares outstanding before conversion	(668,144)	(6,861,989)
Shares issued upon conversion from Class B	246,685	2,536,235

Net increase (decrease) in shares outstanding	(421,459)	$(4,325,754)

Year ended August 31, 2004:
Shares sold	287,123	$3,031,675
Shares issued in reinvestment of dividends and distributions	148,949	1,559,674
Shares reacquired	(1,247,785)	(13,043,598)

Net increase (decrease) in shares outstanding before conversion	(811,713)	(8,452,249)
Shares issued upon conversion from Class B	223,075	2,367,785

Net increase (decrease) in shares outstanding	(588,638)	$(6,084,464)

Dryden Municipal Series Fund/Florida Series	25

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended August 31, 2005:
Shares sold	78,772	$808,074
Shares issued in reinvestment of dividends and distributions	20,874	214,671
Shares reacquired	(238,206)	(2,445,818)

Net increase (decrease) in shares outstanding before conversion	(138,560)	(1,423,073)
Shares reacquired upon conversion to Class A	(246,566)	(2,536,235)

Net increase (decrease) in shares outstanding	(385,126)	$(3,959,308)

Year ended August 31, 2004:
Shares sold	77,277	$811,226
Shares issued in reinvestment of dividends and distributions	34,007	356,310
Shares reacquired	(303,638)	(3,161,238)

Net increase (decrease) in shares outstanding before conversion	(192,354)	(1,993,702)
Shares reacquired upon conversion to Class A	(222,964)	(2,367,785)

Net increase (decrease) in shares outstanding	(415,318)	$(4,361,487)

Class C
Year ended August 31, 2005:
Shares sold	12,412	$127,041
Shares issued in reinvestment of dividends and distributions	13,944	143,431
Shares reacquired	(135,321)	(1,387,930)

Net increase (decrease) in shares outstanding	(108,965)	$(1,117,458)

Year ended August 31, 2004:
Shares sold	31,823	$334,125
Shares issued in reinvestment of dividends and distributions	20,095	210,479
Shares reacquired	(110,626)	(1,145,479)

Net increase (decrease) in shares outstanding	(58,708)	$(600,875)

Class Z
Year ended August 31, 2005:
Shares sold	19,520	$202,838
Shares issued in reinvestment of dividends and distributions	5,187	53,364
Shares reacquired	(49,543)	(510,614)

Net increase (decrease) in shares outstanding	(24,836)	$(254,412)

Year ended August 31, 2004:
Shares sold	265,752	$2,788,285
Shares issued in reinvestment of dividends and distributions	5,069	52,996
Shares reacquired	(279,809)	(2,931,777)

Net increase (decrease) in shares outstanding	(8,988)	$(90,496)

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Financial Highlights

AUGUST 31, 2005	ANNUAL REPORT

Dryden Municipal Series Fund

Florida Series

Financial Highlights

Class A
Year Ended August 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.44

Income from investment operations:
Net investment income	.35
Net realized and unrealized gain (loss) on investments transactions	.03

Total from investment operations	.38

Less Distributions
Dividends from net investment income	(.37)
Distributions in excess of net investment income	—
Distributions from net realized gains	(.16)

Total distributions	(.53)

Net asset value, end of year	$10.29

Total Investment Return(a):	3.71%
Ratios/Supplemental Data:
Net assets, end of year (000)	$47,931
Average net assets (000)	$50,843
Ratios to average net assets:
Expenses, including distribution fee and service (12b-1) fees(d)	1.20%
Expenses, excluding distribution fee and service (12b-1) fees	.95%
Net investment income	3.42%
For Class A, B, C and Z shares:
Portfolio turnover rate	22%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.69% to 4.71%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended August 31,
2004	2003	2002(c)	2001

$10.49	$10.68	$10.70	$10.23

.36	.42	.49	.51
.24	(.17)	(.02)	.47

.60	.25	.47	.98

(.37)	(.42)	(.49)	(.51)
—	—	—	— (b)
(.28)	(.02)	—	—

(.65)	(.44)	(0.49)	(.51)

$10.44	$10.49	$10.68	$10.70

5.82%	2.32%	4.49%	9.91%

$53,058	$59,498	$63,463	$67,712
$57,047	$63,290	$64,601	$68,365

1.13%	1.07%	1.01%	.98%
.88%	.82%	.76%	.73%
3.48%	3.94%	4.71%	4.89%

45%	60%	41%	36%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	29

Financial Highlights

Cont’d

Class B
Year Ended August 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.44

Income from investment operations:
Net investment income	.33
Net realized and unrealized gain (loss) on investments transactions	.02

Total from investment operations	.35

Less Distributions
Dividends from net investment income	(.34)
Distributions in excess of net investment income	—
Distributions from net realized gains	(.16)

Total distributions	(.50)

Net asset value, end of year	$10.29

Total Investment Return(a):	3.45%
Ratios/Supplemental Data:
Net assets, end of year (000)	$8,070
Average net assets (000)	$10,030
Ratios to average net assets:
Expenses, including distribution fee and service (12b-1) fees	1.45%
Expenses, excluding distribution fee and service (12b-1) fees	.95%
Net investment income	3.18%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.45% to 4.47%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class B
Year Ended August 31,
2004	2003	2002(c)	2001

$10.50	$10.68	$10.71	$10.23

.34	.40	.47	.48
.22	(.17)	(.03)	.48

.56	.23	.44	.96

(.34)	(.39)	(.47)	(.48)
—	—	—	— (b)
(.28)	(.02)	—	—

(.62)	(.41)	(.47)	(.48)

$10.44	$10.50	$10.68	$10.71

5.46%	2.16%	4.24%	9.64%

$12,215	$16,635	$22,996	$25,551
$14,296	$19,636	$23,430	$24,655

1.38%	1.32%	1.26%	1.23%
.88%	.82%	.76%	.73%
3.23%	3.70%	4.47%	4.64%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	31

Financial Highlights

Cont’d

Class C
Year Ended August 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.44

Income from investment operations:
Net investment income	.30
Net realized and unrealized gain (loss) on investments transactions	.02

Total from investment operations	.32

Less Distributions
Dividends from net investment income	(.31)
Distributions in excess of net investment income	—
Distributions from net realized gains	(.16)

Total distributions	(.47)

Net asset value, end of year	$10.29

Total Investment Return(a):	3.19%
Ratios/Supplemental Data:
Net assets, end of year (000)	$3,854
Average net assets (000)	$4,461
Ratios to average net assets:
Expenses, including distribution fee and service (12b-1) fees(d)	1.70%
Expenses, excluding distribution fee and service (12b-1) fees	.95%
Net investment income	2.93%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.20% to 4.22%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of Class C shares.

See Notes to Financial Statements.

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Class C
Year Ended August 31,
2004	2003	2002(c)	2001

$10.50	$10.68	$10.70	$10.23

.31	.38	.44	.46
.22	(.17)	(.02)	.47

.53	.21	.42	.93

(.31)	(.37)	(.44)	(.46)
—	—	—	— (b)
(.28)	(.02)	—	—

(.59)	(.39)	(.44)	(.46)

$10.44	$10.50	$10.68	$10.70

5.20%	1.91%	3.99%	9.37%

$5,051	$5,693	$5,848	$5,857
$5,443	$6,045	$5,806	$5,756

1.63%	1.57%	1.51%	1.48%
.88%	.82%	.76%	.73%
2.98%	3.44%	4.22%	4.39%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	33

Financial Highlights

Cont’d

Class Z
Year Ended August 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.44

Income from investment operations:
Net investment income	.38
Net realized and unrealized gain (loss) on investments transactions	.02

Total from investment operations	.40

Less Distributions
Dividends from net investment income	(.39)
Distributions in excess of net investment income	—
Distributions from net realized gains	(.16)

Total distributions	(.55)

Net asset value, end of year	$10.29

Total Investment Return(a):	3.97%
Ratios/Supplemental Data:
Net assets, end of year (000)	$924
Average net assets (000)	$1,029
Ratios to average net assets:
Expenses, including distribution fee and service (12b-1) fees	.95%
Expenses, excluding distribution fee and service (12b-1) fees	.95%
Net investment income	3.68%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Effective September 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.93% to 4.96%. Per share amounts and ratios for the years ended prior to August 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class Z
Year Ended August 31,
2004	2003	2002(c)	2001

$10.50	$10.68	$10.70	$10.22

.39	.46	.52	.53
.22	(.17)	(.02)	.48

.61	.29	.50	1.01

(.39)	(.45)	(.52)	(.53)
—	—	—	— (b)
(.28)	(.02)	—	—

(.67)	(.47)	(.52)	(.53)

$10.44	$10.50	$10.68	$10.70

5.99%	2.68%	4.85%	10.18%

$1,197	$1,297	$1,289	$788
$1,203	$1,567	$1,012	$579

.88%	.82%	.76%	.73%
.88%	.82%	.76%	.73%
3.74%	4.14%	4.96%	5.13%

See Notes to Financial Statements.

Dryden Municipal Series Fund/Florida Series	35

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Dryden Municipal Series Fund—Florida Series:

We have audited the accompanying statement of assets and liabilities of the Dryden Municipal Series Fund—Florida Series (one of the portfolios constituting Dryden Municipal Series Fund, hereafter referred to as the “Series”), including the portfolio of investments, as of August 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended August 31, 2004 were audited by another independent registered public accounting firm, whose report dated October 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series as of August 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 25, 2005

36	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end (August 31, 2005) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended August 31, 2005, dividends paid from net investment income of $.3662 per Class A share, $.3404 per Class B share, $.3146 per Class C share and $.3920 per Class Z shares were all federally tax-exempt interest dividends which includes distribution paid from ordinary income of $.0001 per Class A, B, C and Z shares. In addition, the Series paid to Class A, B, C and Z shares a long-term capital gain distribution of $.1597, which is taxable as such.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 2006, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar 2005.

Dryden Municipal Series Fund/Florida Series	37

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (53), Trustee since 2005(3) Oversees 88 portfolios in Fund complex.

Principal Occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd.; formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (since September 2002) and Simon Property Group, Inc. (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Trustee since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999- December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Trustee since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Trustee since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Trustee since 1993(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

38	Visit our website at www.jennisondryden.com

Robin B. Smith (66), Trustee since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Trustee since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (66), Trustee since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (57), President since 2003 and Trustee since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of PI; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of PI; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (58), Vice President and Trustee since 1996(3) Oversees 160 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (52), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Dryden Municipal Series Fund/Florida Series	39

Management of the Fund

(Unaudited) Cont’d.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Deborah A. Docs (47), Secretary since 1998(3)

Principal occupations (last 5 years): Vice President and Corporates Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Maryanne Ryan (41), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities Corporation; Vice President and Bank Secrecy Act Officer (since July 2002) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of PI.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

40	Visit our website at www.jennisondryden.com

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Dryden Municipal Series Fund oversees the management of the Florida Series (the “Fund”), and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including a majority of the Independent Trustees, met on May 24, 2005 and June 23, 2005 and approved the renewal of the agreements through July 31, 2006, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meeting, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. Peer Universes and Peer Groups are mutual funds grouped by investment style. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 24, 2005 and June 23, 2005.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Dryden Municipal Series Fund/Florida Series

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of Florida Series

The Board received and considered information about the Fund’s historical performance, noting that, for periods ending December 31, 2004, the Fund had achieved performance that was in the second quartile for the ten-year period and performance that was in the third quartile over one-year, three-year, and five-year periods. This performance was in relation to the group of comparable funds in a Peer Universe. The Board noted that the difference between the Fund’s performance and

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second quartile results was only 10 basis points. The Board also noted that the Fund’s underperformance was primarily attributable to a decision by PIM to maintain positions in short- and intermediate-duration bonds in order to avoid realizing capital gains, and to the decision to underweight the tobacco sector, which performed well for the period. The Board noted that PIM had begun to implement strategies in order to address the Fund’s underperformance, and that PIM had recently hired a new lead portfolio manager.

The Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements and to continue to monitor the steps being taken to improve performance as well as the performance record being developed by the new lead portfolio manager.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee of 0.500% ranked in the second quartile in its Peer Group. The Board concluded that the management and subadvisory fees are reasonable.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular investment manager, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the investment manager’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board

Dryden Municipal Series Fund/Florida Series

Approval of Advisory Agreements (continued)

received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. In light of the Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	–0.44%	4.36%	4.98% (4.85)	6.01% (5.42)
Class B	–1.48	4.79	5.10 (4.97)	5.26 (4.99)
Class C	2.21	4.70	4.84 (4.71)	4.63 (4.23)
Class Z	3.97	5.50	N/A	5.25 (5.21)

Average Annual Total Returns (Without Sales Charges) as of 8/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	3.71%	5.22%	5.41% (5.28)	6.30% (5.71)
Class B	3.45	4.96	5.10 (4.97)	5.26 (4.99)
Class C	3.19	4.70	4.84 (4.71)	4.63 (4.23)
Class Z	3.97	5.50	N/A	5.25 (5.21)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

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Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, 12/28/90; Class B, 8/1/94; Class C, 7/26/93; and Class Z, 12/6/96.

The graph compares a $10,000 investment in the Dryden Municipal Series Fund/Florida Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1995) and the account values at the end of the current fiscal year (August 31, 2005), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for 12 months from the date of purchase, and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Series’ returns would have been lower, as indicated in parentheses.

Dryden Municipal Series Fund/Florida Series

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Series’ investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Series’ website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

TRUSTEES

Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN Through September 11, 2005	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

Effective September 12, 2005	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

An investor should consider the investment objectives, risks, charges, and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Municipal Series Fund/Florida Series, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Series’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Series will provide a full list of its portfolio holdings as of the end of each month on its website at www.jennisondryden.com approximately 30 days after the end of the month.

The Series’ Statement of Additional Information contains additional information about the Series’ Trustees and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Municipal Series Fund/Florida Series
Share Class	A	B	C	Z
NASDAQ	PFLAX	PFABX	PFLCX	PFLZX
CUSIP	262468101	262468200	262468309	262468408

MF148E    IFS-A110264    Ed. 10/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2005 and August 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $92,100 and $122,900, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2005 was $56,000. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2004 was $28,500.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Municipal Series Fund

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	October 13, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date October 13, 2005

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date October 13, 2005

*	Print the name and title of each signing officer under his or her signature.